                                                                    EXHIBIT 10.1


                               Summary in English

Credit Agreement, dated July 6, 1995, among EXFO Electro-Optical Engineering Inc., National Bank of Canada and Banque Nationale de Paris (Canada), as amended on December 22, 1999 and March 28, 2000

Parties: EXFO Electro-Optical Engineering Inc. ("EXFO"), National Bank of Canada ("National Bank") and Banque Nationale de Paris (Canada) following the assignment by Societe Generale (Canada) of its rights, interests and obligations under the Credit Agreement to Banque Nationale de Paris (Canada) ("BNP") on December 22, 1999.

Term: 2 year term, renewable annually. On March 28, 2000, National Bank issued a renewal letter which stipulates that the renewal is executed without novation and all the rights, hypothecs, surety, recourses and ranks resulting from the Credit Agreement as amended on December 22, 1999, remain applicable and in force. The renewal letter dated March 28, 2000, was signed by EXFO on April 3, 2000.

In connection with the Credit Agreement executed on July 6, 1995, National Bank, Societe Generale (Canada) and EXFO have entered into (i) a General Security Agreement, (ii) a General Assignment of Book Debts and (iii) a Security Agreemement. Societe Generale (Canada) assigned its rights and obligations under these three agreements to BNP.

Credit Facilities:

     - $10,000,000 line of credit. This line of credit is limited to 90% of the Canadian and US insured accounts receivable and 75% of the Canadian and US accounts receivable not insured and is payable at the prime rate of the National Bank.

     - $3,000,000 revolving term credit for the acquisition of companies or assets related to the same activities as EXFO convertible into loan for 1 to 5 year term with residual amortizement of 7 years or, in the case of immovable, 13 years. This line of credit is limited to 80% of the cost of the assets or 75% in the case of immovables and is payable at the prime rate of National Bank plus 1/2 %. The prior approval of the National Bank is required for any acquisition exceeding $500,000.

     - Pursuant to the renewal letter dated March 28, 2000, the terms and conditions of the $10,000,000 line of credit and of the $3,000,000 revolving term credit can be revised periodically by National Bank, the first revision being scheduled for December 31, 2000.

Conditions:

     -    Conformity with environment legislation.

     -    Cash flow ratio 1,25/1.

     -    Long term debt on equity ratio 1,75/1.

     -    Minimum equity of 5,000,000.

Covenants of EXFO:

     -    Maintain its corporate existence.

     -    No amalgamation or consolidation with any other corporation.

     -    Comply with applicable laws, orders, instructions and licenses.

     -    No change to its fiscal year.

     -    No creation of any subsidiaries.

Events of default:

     - Insolvency, bankruptcy, winding-up or filing of a proposal to its creditors.

     -    Default to pay any amount due to another financial institution.

     - Default to reimburse any amount due to the lenders or to any one of them.

     -    Seizure of any secured assets.

     -    Failure to pay any debt exceeding $200,000.

     - Failure to comply with any obligations provided for in the credit agreement or any security agreement.

     -    Constitution of any legal hypothec.

     -    Major event affecting materially the financial position of EXFO.

Commercial letter of credits:

     Commercial letter of credits can be issued by National Bank upon demand presented by EXFO. Said letters of credit, when paid, become advances made to EXFO and should bear interest at the rate stipulated in the Credit Agreement entered into on July 6, 1995.

Financial arrangements for the stock acquisition plan:

     Credit available for the employees of EXFO in order to acquire shares of the share capital of EXFO is in the total amount of $300,000. For each financial arrangement entered into with an employee of EXFO, EXFO must guarantee the obligations of said employee towards National Bank.

Risks related to the exchange rates of currencies:

     Within the operation line of credit, the amount reserved in order to cover the risks related to the variation of the exchange rates of currencies is in the total amount of $1,000,000.

Credit card Master Card:

     Line of credit is in the total amount of $350,000.

In order to secure the credit facilities, EXFO has granted to the lenders:

     -    a guarantee according to section 427 of the Bank's Act.

     - an Hypothec on the universality of stocks and accounts receivable of EXFO.


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     -    an Hypothec on the universality of EXFO's assets, movables and immovables, present and future.

     - a General Assignment of Book Debts registered in Ontario and covering the universality of stocks and accounts receivables, present and future, of EXFO.

     - a General Security Agreement registered in Ontario and covering the universality of EXFO's movables properties, present and future.

     - a Security Agreement in conformity with the Uniform Commercial Code registered in the USA and covering the universality of the accounts receivables of EXFO - USA.

     - pursuant to the renewal letter dated March 28, 2000, a suretyship in the amount of $1,000,000 from Nortech Fibronic Inc.

     - pursuant to the renewal letter dated March 28, 2000, an Hypothec of first rank on the universality of stocks and accounts receivables of Nortech Fibronic Inc. for a total amount of $1,000,000.

                                 6 juillet 1995

                         ------------------------------

                              CONVENTION DE CREDIT

                                     ENTRE

                           BANQUE NATIONALE DU CANADA

                         a titre de Preteur et d'Agent

                                       ET

                           SOCIETE GENERALE (CANADA)

                               a titre de Preteur

                                       et

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.

                              a titre d'Emprunteur


                         ------------------------------

                        Credits totalisant 13 000 000 $

1.   INTERPRETATION............................................................2
     1.1       Definitions.....................................................2
     1.2       Termes comptables...............................................6
     1.3       Titres..........................................................6
     1.4       Loi applicable..................................................6
     1.5       Calcul des delais...............................................6
     1.6       Annexes.........................................................7
     1.7       Primaute de cette convention....................................7

2.   LES CREDITS...............................................................7
     2.1       Description des credits.........................................7
     2.2       Limite particuliere applicable au Credit A......................7
     2.3       But des credits.................................................7
     2.4       Mode d'utilisation..............................................8
     2.5       Montants d'utilisation..........................................9
     2.6       Utilisation proportionnelle.....................................9
     2.7       Reutilisation du Credit A et du Credit B.......................10
     2.8       Conditions prealables a la mise a la disposition
               des credits de l'emprunteur....................................10
     2.9       Conditions prealables a chaque utilisation.....................11
     2.10      Au cas de non-disponibilite....................................11

3.   DISPOSITIONS PARTICULIERES AUX AVANCES A TAUX FIXE.......................12
     3.1       Mecanisme......................................................12
     3.2       Demande d'utilisation..........................................12
     3.3       Disponibilite des fonds........................................12
     3.4       Periodes et montants...........................................12
     3.5       Taux...........................................................12

4.   DISPOSITIONS PARTICULIERES AUX AVANCES A TAUX LIBOR......................13
     4.1       Mecanisme......................................................13
     4.2       Demande d'utilisation..........................................13
     4.3       Disponibilite des fonds........................................13
     4.4       Periodes et montants...........................................13
     4.5       Taux...........................................................13
     4.6       Paiement de l'interet..........................................14
     4.7       Traitement a echeance..........................................14

5.   AVANCES PAR ACCEPTATIONS DE BANQUE.......................................14
     5.1       Mecanisme......................................................14
     5.2       Demande d'utilisation..........................................14
     5.3       Conditions d'utilisation.......................................14
     5.4       Formules d'Acceptation de Banque et taux
               d'escompte.....................................................15
     5.5       Procuration....................................................15
     5.6       Produit de l'acceptation de Banque.............................15
     5.7       Debit du compte d'operation a l'echeance.......................15
     5.8       Montant non recouvre...........................................15
     5.9       Acquisition par les Preteurs...................................15
     5.10      Renonciation...................................................15

6.   LETTRES DE GARANTIE ET LETTRES DE CREDIT COMMERCIAL......................16
     6.1       Mecanisme......................................................16
     6.2       Partage de risques et de commissions...........................16
     6.3       Frais et commissions...........................................16

7.   CONTRATS DE CHANGE ......................................... 16
     7.1   Mecanisme ............................................ 16
     7.2   Frais et commissions ................................. 16

8.   HONORAIRES D'ATTENTE ....................................... 16
     8.1   Modalites ............................................ 16

9.   INTERET .................................................... 17
     9.1   Choix repute ......................................... 17
     9.2   Avance a taux US ..................................... 17
     9.3   Avance a taux fixe ................................... 17
     9.4   Calcul de l'interet .................................. 17
     9.5   Paiement de l'interet ................................ 17
     9.6   Interet sur arrerages ................................ 17
     9.7   Ecart sur taux de change US .......................... 18

10.  REMBOURSEMENTS ET REDUCTION DES MONTANTS DISPONIBLES ....... 18
     10.1  Remboursement du Credit A ............................ 18
     10.2  Remboursement du Credit B ............................ 18
     10.3  Remboursement du Credit C ............................ 18
     10.4  Remboursement par anticipation du Credit C ........... 18

11.  LIEU DE PAIEMENT ........................................... 19

12.  DECLARATIONS ............................................... 19
     12.1  Pouvoirs ............................................. 19
     12.2  Schema corporatif .................................... 19
     12.3  Filiales ............................................. 19
     12.4  Exercice financier ................................... 19
     12.5  Situation financiere ................................. 19
     12.6  Defauts .............................................. 19
     12.7  Litiges .............................................. 20
     12.8  Titres de propriete .................................. 20
     12.9  Assurances ........................................... 20
     12.10 Taxes ................................................ 20
     12.11 Environnement ........................................ 20
     12.12 Places d'affaires .................................... 21

13.  ENGAGEMENTS DE L'EMPRUNTEUR ................................ 21
     13.1  Poursuite de l'entreprise ............................ 21
     13.2  Fonds de roulement ................................... 22
     13.3  Ratio d'Endettement .................................. 22
     13.4  Etats financiers, certificats et documents ........... 22
     13.5  Utilisation des Credits aux fins prevues ............. 23
     13.6  Livres comptables .................................... 23
     13.7  Renseignements ....................................... 23
     13.8  Assurances ........................................... 23
     13.9  Environnement ........................................ 24
     13.10 Indemnisation en matiere d'environnement ............. 24
     13.11 Assurance-vie ........................................ 25
     13.12 Documents additionnels ............................... 25

14.  DEFAUTS.................................................... 25
     14.1      Cas de default................................... 25
     14.2      Recours au cas de defaut......................... 27
     14.3      Emploi des sommes percues........................ 27

15.  DISPOSITIONS DIVERSES...................................... 28
     15.1      Registres et determination....................... 28
     15.2      Debits........................................... 28
     15.3      Prohibition de cession........................... 28
     15.4      Participations................................... 28
     15.5      Frais............................................ 28
     15.6      Absence de renonciation.......................... 28
     15.7      Jour non ouvrable................................ 29
     15.8      Indemnisation.................................... 29

16.  L'AGENT.................................................... 30
     16.1      Nomination et autorite de l'Agent................ 30
     16.2      Administration des Credits....................... 30
     16.3      Faits tenus pour averes.......................... 30
     16.4      Exoneration de l'Agent........................... 30
     16.5      Mandat........................................... 31
     16.6      Indemnisation.................................... 31
     16.7      Declaration des Preteurs......................... 31
     16.8      Transactions de l'Agent.......................... 31
     16.9      Remplacement de l'Agent.......................... 32
     16.10     Modifications.................................... 32
     16.11     Presomption de paiement.......................... 32
     16.12     Presomption de prestation........................ 32

17.  MODALITES ENTRE LES PRETEURS............................... 33
     17.1      Rang des suretes................................. 33
     17.2      Concertation..................................... 33
     17.3      Au cas de desaccord.............................. 33

18.  AVIS....................................................... 33
     18.1      Envoi............................................ 33
     18.2      Reception........................................ 33

19.  PERENNITE DES SURETES...................................... 34

20.  DOCUMENTS ADDITIONNELS..................................... 34

    CONVENTION DE CREDIT intervenue a Sainte-Foy le 6 eime jour de juillet 1995.

ENTRE: BANQUE NATIONALE DU CANADA ("BNC"), personne morale regie par la Loi sur les banques, ayant son siege a Montreal et une place d'affaires au 5800, boul. des Galeries, bureau 200, Quebec, G2K 2K7, ici representee par monsieur Gilles Martin, directeur de comptes, et monsieur Pierre Dubreuil, direceteur principal, service de la syndication (Canada), dument autorises ainsi qu'ils le declarent;

ET: SOCIETE GENERALE (CANADA)("SGC"), personne morale regie par la Loi sur les banques, ayant son siege a Montreal et une place d'affaires au 401, Grande-Allee Est, Quebec, GIR 2J5, ici representee par monsieur Jean-Claude Pepin, vice-president/Quebec, et monsieur Gaetan Gauthier, directeur de comptes, dument autorises ainsi qu'ils le declarent,

ET: INGENIERIE ELECTRO-OPTIQUE EXFO INC. (l'"Emprunteur"), personne morale constituee en vertu de la Loi sur les societes par actions de regime federal, ayant son siege au 465, avenue Godin, Vanier (Quebec), G1M 3G7, ici representee par monsieur Germain Lamonde, president, et monsieur Robert Tremblay, secretaire-tresorier, dument autorises en vertu d'une resolution des administrateurs adoptee en date de ce jour.

-------------------------------------------------------------------------------

                       APRES AVOIR PREALABLEMENT RAPPELE:

     QU'en vertu d'une lettre d'offre de financement de BNC datee du 11 mai 1995 et acceptee par l'Emprunteur le 29 mai 1995 (la "Lettre d'Offre"), BNC a offert, conjointement avec une autre institution financiere a etre alors determinee, d'avancer des fonds a l'Emprunteur sous forme de marge de credit d'exploitation jusqu'a hauteur de dix millions de dollars (10 000 000,00$) et sous forme de credit special "Evergreen" jusqu a hauteur de trois millions de dollars (3 000 000,00$) suivant les modalites generales enoncees a la Lettre d'Offre;

     QUE BNC a conclu une entente avec SGC en vertu de laquelle cette derniere devient co-preteur avec elle; et

     QUE cette convention vise a constater les engagements reciproques des Preteurs et de l'Emprunteur a l'egard des Credits et a expliciter les conditions et les modalites de ces engagements, de facon a ce que la Lettre d'Offre soit remplacee par cette convention pour tout ce qui se rapporte aux Credits, sans cependant affecter la validite des obligations deja executees en vertu de la Lettre d'Offre;

            LES PRETEURS ET L'EMPRUNTEUR CONVIENNENT DE CE QUI SUIT:

1.-  INTERPRETATION

1.1  Definitions

     Outre les mots et les expressions definis dans d'autres dispositions de cette convention, les mots et expressions qui suivent, lorsqu'utilises dans cette convention ou lorsqu'il faut y referer pour l'interpretation de cette convention, ont la signification suivante, a moins d'incompatibilite avec le contexte:

     1.1.1 "Acceptation de Banque" signifie une acceptation de banque souscrite par l'Emprunteur sur la formule en usage chez un Preteur et acceptee par ce Preteur;

     1.1.2 "Agent" signifie BNC ou toute autre institution financiere nommee agent aux termes de l'article 16 de cette convention;

     1.1.3 "Avance" signifie, selon le contexte, une, plusieurs ou l'ensemble des tranches de l'un ou l'autre ou de l'ensemble des Credits;

     1.1.4 "Avance a Taux de Base" signifie une Avance en Dollars Canadiens portant interet au Taux de Base

               1.1.4.1 sans majoration dans le cas d'une Avance en vertu du Credit A,

               1.1.4.2 majore de 1/2% dans le cas d'une Avance en vertu du Credit B,

               1.1.4.3 majore de 3/4% dans le cas d'une Avance en vertu du Credit C.

     1.1.5 "Avance a Taux Fixe" signifie une Avance en Dollars Canadiens portant interet pendant la periode de cette Avance au Cout des Fonds majore de 2%;

     1.1.6 "Avance a Taux LIBOR" signifie une Avance en Dollars Americains portant interet a Taux LIBOR

               1.1.6.1   majore de 1% dans le cas d'une Avance en vertu du
                         Credit A,

               1.1.6.2 majore de 1-1/2% dans le cas d'une Avance en vertu du Credit B.

     1.1.7 "Avance a Taux de Base US" signifie une Avance en Dollars Americains portant interet au Taux de Base US

               1.1.7.1 sans majoration dans le cas d'une Avance en vertu du Credit A,

               1.1.7.2 majore de 1/2% dans le cas d'une Avance en vertu du Credit B.

     1.1.8 "Avance par Acceptation de Banque" signifie une Avance en faite sous forme d'Acceptation de Banque;

1.1.9 "Avoir des Actionnaires" signifie la somme (i) du capital verse a l'egard des actions emises, payees et en circulation de l'Emprunteur et
         (ii) des benefices non repartis de l'Emprunteur et (iii) du montant des Dettes Subordonnees de l'Emprunteur; sont exclus du montant de l'Avoir des Actionnaires (a) le montant de toute subvention (mais sans exclure le montant de toute telle subvention d'autres postes du bilan, tels les benefices non repartis et, ou le cas echeant, du cout des biens acquis en tout ou en partie au moyen de telle subvention) recue par l'Emprunteur et (b) tout impot reporte, tout element resultant d'une reevaluation d'actifs et (c) tout actif intangible et (d) tout Compte Inter-Compagnie;

1.1.10 "Compte de Contrepartie" signifie le montant d'un compte a recevoir par une personne d'un tiers a concurrence duquel ce tiers, a titre de creancier de cette personne, peut opposer compensation;

1.1.11 "Comptes a Recevoir Nets" signifie les comptes a recevoir greves en vertu des Suretes a l'exclusion:

         i)   des Comptes Inter-Campagnies;

         ii)  des Comptes de Contrepartie;

         iii) des comptes a recevoir de 90 jours et plus qui ne sont pas garantis par credit documentaire irrevocable; et

         iv) des comptes de qualite douteuse suivant l'appreciation raisonnable qui en est faite par l'Agent;

1.1.12 "Comptes a Recevoir Nets Assures" signifie les Comptes a Recevoir Nets canadiens ou americains couverts par une assurance consentie par la Societe pour l'Expansion des Exportations ou par tout autre assureur acceptable aux Preteurs;

1.1.13 "Compte Inter-Compagnies" signifie un compte du a l'Emprunteur par une filiale de l'Emprunteur ou par une personne ayant des liens avec l'Emprunteur ou, selon le cas, avec Exfo USA;

1.1.14 "Cout des Fonds" signifie le cout des fonds pour chaque Preteur, pour se procurer des Dollars Canadiens, pour une periode donnee, incluant les reserves (de base, supplementaires et d'urgence) exigees de temps a autre par les dispositions legislatives ou reglementaires regissant les banques, ainsi que le cout de l'assurance-depot requise de temps a autre en vertu des reglements et des lois applicables, le tout tel qu'etabli unilateralement par les responsables du service du marche monetaire de chaque Preteur;

1.1.15 "Creance Prioritaire" signifie toute creance dont le remboursement, de par la loi, a priorite ou prend rang anterieur au remboursement des creances des Preteurs en vertu des Credits;

1.1.16 "Credit A" signifie la marge de credit prevue au sous-paragraphe 2.1.1 de cette convention;

1.1.17 "Credit B" signifie le credit rotatif "Evergreen" prevu au sous-paragraphe 2.1.2 de cette convention;

1.1.18 "Credit C" signifie le pret a terme resultant de la conversion du Credit B en pret a terme de la facon prevue au sous-paragraphe 2.1.3 de cette convention;

1.1.19 "Date de Conversion": signifie la date, pendant la Periode de Conversion, a laquelle l'Emprunteur se prevaut du droit de conversion prevu a l'article 10.2 de cette convention;

1.1.20 "Date de Disponibilite" signifie la date a laquelle les conditions prealables mentionnees au paragraphe 2.8 ont ete rencontrees a l'entiere satisfaction des Preteurs;

1.1.21 "Date de Revision" signifie le 31 decembre de chaque annee a compter et incluant 1996;

1.1.22    "Defaut" signifie un defaut au sens de l'article 14;

1.1.23 "Demande d'Utilisation" signifie une demande transmise par l'Emprunteur avant 10H00 A.M., essentiellement conforme a l'Annexe
          1.1.23 pour obtenir le deboursement d'Avances ou pour se prevaloir d'une option ou d'un mode d'Avance permis a cette convention;

1.1.24 "Dette" signifie toute Dette ou passif, garanti ou non, qui, conformement aux principes compatibles generalement reconnus et acceptes, appliques dans les circonstances d'une maniere constante, serait inclus dans le calcul du passif de l'Emprunteur. Toute Dette dont l'echeance est prolongee sera censee avoir ete creee, contractee, emise ou assumee a compter de la date de telle prolongation; cette expression comprend en outre le montant des prestations et engagements financiers de l'Emprunteur en vertu de contrats de location-acquisition et de baux financiers mais ne comprend pas
          (i) tout impot reporte ni (ii) le montant des Dettes Subordonnees;

1.1.25 "Dette a Long Terme" signifie toute Dette ou obligation remboursable plus de trois cent soixante-cinq (365) jours apres la date a laquelle elle a ete contractee, creee, emise ou assumee mais ne comprend pas la portion courante de la Dette a Long Terme;

1.1.26 "Dette Subordonnee" signifie toute Dette dont le remboursement du capital en tout temps et des interets en cas de defaut en vertu de la presente convention est subordonne au remboursement de toutes les sommes dues aux Preteurs en vertu des presentes et ce par voie d'entente, loi, reglement ou procedure judiciaire liant specifiquement le creancier de telle Dette aux Preteurs;

1.1.27 "Dollars Canadiens" ou "$ Can." signifie la monnaie ayant cours legal au Canada;

     1.1.28 "Dollars Americains" ou "$ US" signifie la monnaie ayant cours legal au Etats-Unis;

     1.1.29 "Engagement" signifie l'obligation de chaque Preteur de mettre les Credits a la disposition de l'Emprunteur, a parts egales, sauf lorsqu'une disposition de cette convention prevoit un partage different entre les Preteurs;


     1.1.30 "Frais d'Estampillage" signifie les frais payables par l'Emprunteur pour obtenir l'acceptation d'un Preteur sur une Acceptation de Banque, calcules sur une base mensuelle sur le montant nominal de l'Acceptation de Banque et etablis a

               1.1.30.1       1% dans le cas du Credit A;

               1.1.30.2       1 1/2% dans le cas du Credit B;

               1.1.30.3       2% dans le cas du Credit C.

     1.1.31 "Exfo USA" signifie Exfo America Inc., personne morale constituee en vertu des lois de l'Etat du Delaware;

     1.1.32 "Jour Ouvrable" signifie une journee ou la succursale de chacun des Preteurs est ouverte au public a Quebec mais ne comprend ni le samedi ni le dimanche; lorsqu'il s'agit de dispositions touchant le Taux LIBOR ou des Avances a Taux LIBOR ou au Taux de Base US, Jour Ouvrable signifie en plus de ce qui precede, une journee ou le Marche Interbancaire est ouvert pour affaires a Londres et a New York;

     1.1.33 "Liens" signifie les relations entre l'Emprunteur et toute personne morale dont l'Emprunteur a, soit directement, soit indirectement, la propriete effective ou le controle d'un certain nombre d'actions ou de valeurs mobilieres immediatement convertibles en actions, conferant plus de dix pour cent (10%) des droits de vote en tout etat de cause ou en raison soit de la realisation continue d'une condition, soit d'une option ou d'un droit d'achat immediat portant sur lesdites actions ou valeurs mobilieres convertibles;

     1.1.34 "Periode de Conversion" signifie la periode dont le point de depart est la date de la premiere utilisation du Credit B et dont la date d'echeance est le deuxieme anniversaire de la signature de cette convention;

     1.1.35 "Preteurs" signifie BNC et SGC de meme que toute autre institution financiere ayant acquis une participation dans les Credits conformement aux dispositions du paragraphe 15.4 de cette convention, et "Preteur" signifie l'une ou l'autre d'entre elles;

     1.1.36 "Ratio d'Endettement" signifie le rapport entre le montant total des Dettes a Long Terme et l'Avoir des Actionnaires;

     1.1.37 "Ratio de Fonds de Roulement" signifie le rapport entre l'actif a court terme sur le passif a court terme; la portion courante de la Dette a Long Terme entant incluse dans le passif a court terme et les Comptes Inter-Compagnies etant exclus de l'actif a court terme;

     1.1.38 "Suretes" signifie les suretes decrites au sous-paragraphe 2.8.2 de cette convention ainsi que toute autre surete eventuellement consentie en vue de garantir l'un ou l'autre des Credits;

     1.1.39 "Taux de Base" signifie, a l'egard de chaque Preteur, pour chaque jour, le taux variable equivalent au taux d'interet annuel affiche et annonce a l'occasion par BNC comme etant son taux de reference alors en vigueur pour determiner le taux d'interet sur des prets commerciaux consentis au Canada en Dollars Canadiens;

     1.1.40 "Taux de Base US" signifie, pour chaque jour, le taux variable equivalent au taux d'interet annuel affiche et annonce a l'occasion par BNC comme etant son taux de reference alors en vigueur pour determiner le taux d'interet sur des prets commerciaux consentis au Canada en Dollars Americains;

     1.1.41 "Taux LIBOR" "(London Interbank Offered Rate)" signifie le taux d'interet (arrondi a la hausse, si necessaire, au multiple entier le plus pres de 1/16 de 1%) determine par BNC comme etant egal au taux offert, a 11h00, heure de Londres, Angleterre, a la date de determination d'interet LIBOR concernee, par BNC, a des banques de premier ordre sur le Marche Interbancaire de l'Eurodollar de Londres pour des depots (en $US de montants specifies) qui seraient en cours pendant la periode specifiee, et ce, pour livraison le premier jour de chacune de cette periode specifiee (telle que choisie par l'Emprunteur), mais sujet a la disponibilite des fonds a BNC.

1.2  Termes comptables

     Sauf disposition contraire, les termes comptables ont le sens qui leur sont attribues en vertu des principes comptables generalement reconnus au Canada; les calculs comptables ou les postes de bilan ou d'etats financiers auxquels refere cette convention sont tenus pour etre faits ou doivent etre faits suivant ces principes.

1.3  Titres

     Les titres des articles et paragraphes ont ete inseres pour faciliter la consultation de cette convention et n'affectent en rien son interpretation.

1.4  Loi applicable

     La presente convention est regie et interpretee par le droit applicable dans la province de Quebec.

1.5  Calcul des delais

     Dans le calcul des delais, le jour qui marque le point de depart n'est pas compte mais celui de l'echeance l'est. Lorsque le dernier jour en est un non ouvrable, le delai est proroge au premier Jour Ouvrable suivant.

1.6      Annexes

         Les annexes a cette convention en font partie integrante.

1.7      Primaute de cette convention

         Les dispositions de cette convention prevalent sur toutes dispositions inconciliables des actes constitutifs des suretes quant aux obligations de l'Emprunteur, les delais accordes a l'Emprunteur ainsi qu'aux engagements de l'Emprunteur de faire ou de ne pas faire qui sont plus onereux pour ce dernier que les dispositions des articles 13 et 14 de cette convention. De meme, lorsque les actes constitutifs des suretes prevoient que l'Emprunteur doit aviser les Preteurs ou leur transmettre quelque document ou information, l'Emprunteur est libere de son obligation si la transmission est faite uniquement a l'Agent, sauf dans les cas prevus aux paragraphes 13.4.1 et 13.8.1.4.

2.       LES CREDITS

2.1      Description des Credits

         Sous reserve des dispositions de la presente convention et notamment du paragraphe 2.2, les Preteurs conviennent conjointement mais non solidairement de mettre a la disposition de l'Emprunteur les Credits suivants, chacun a concurrence du montant maximum de son Engagement:

         2.1.1 le Credit A, soit une marge de credit a demande dont le montant maximal disponible est limite a une somme en capital de dix millions de Dollars Canadiens (10 000 000$ Can.) ou son equivalent en Dollars Americains ($ US);

         2.1.2 le Credit B, soit un credit a terme rotatif "Evergreen" dont le montant maximal disponible est limite a une somme en capital de trois millions de Dollars Canadiens
                  (3 000 000$ Can.) ou son equivalent en Dollars
                  Americains ($ US);

         2.1.3 le Credit C, soit un credit a terme constitue du solde des Avances en vertu du Credit B.

2.2      Limite particuliere applicable au Credit A

         2.2.1 Le total du montant des utilisations par l'Emprunteur en vertu du Credit A ne devra en aucun temps exceder le montant que represente, avant toute consolidation des etats financiers de l'Emprunteur avec ceux de toute filiale, la somme de i) 90% de la valeur comptable des Comptes a Recevoir Net Assures, plus
                  ii) 75% de la valeur comptable des Comptes a Recevoir Nets, plus iii) 60% de la valeur comptable des matieres premieres, des produits finis et des inventaires de demonstration de l'Emprunteur.

2.3      But des Credits

         2.3.1 Le Credit A doit etre utilise par l'Emprunteur que pour le financement de ses operations courantes, incluant pour l'achat d'elements d'actifs vises a l'article 2.3.2 pour une periode
                    n'excedant pas dix (10) jours, en attendant que les Avances a ces fins soient remboursees par un tirage sur le
                    Credit B;

          2.3.2 Le Credit B doit etre utilise par l'Emprunteur, apres l'approbation de l'Agent si le cout du projet excede
                    500 000$ Can., aux seules fins d'acquerir des entreprises ou actifs relies au meme secteur que celui de l'Emprunteur, jusqu'a concurrence de 80% du prix d'achat d'actifs, autres que des immeubles et de 75% du prix d'achat d'immeubles. L'approbation ou, le cas echeant, le refus de l'Agent doit etre communique, lorsqu'applicable, dans les vingt-quatre
                    (24) heures qui suivent la remise a l'Agent de toute l'information pertinente raisonnablement requise par l'Agent qui exerce sa discretion raisonnablement et en evitant de substituer sa propre appreciation a celle de la direction de l'Emprunteur quant a l'opportunite de mener a terme le projet soumis;

          2.3.3 Le Credit C vise a refinancer a terme le solde utilise du Credit B a la Date de Conversion;

          2.3.4 Aucune autre utilisation des Credits ne sera permise sans le consentement prealable ecrit unanime des Preteurs.

2.4       Mode d'utilisation

          2.4.1 A compter de la Date de Disponibilite, l'Emprunteur peut utiliser le Credit A suivant l'un ou l'autre des modes suivants ou, selon le cas, une combinaison des modes suivants:

                    2.4.1.1   soit par voie d'Avances a Taux de Base;

                    2.4.1.2   soit par voie d'Avances a Taux de Base US;

                    2.4.1.3   soit par voie d'Avances a Taux LIBOR;

                    2.4.1.4 soit par voie d'Avances par Acceptation de Banque jusqu'a concurrence de 50% du montant autorise de ce Credit;

                    2.4.1.5 soit par l'emission de lettres de garantie ou de lettres de credit commercial jusqu'a concurrence de 2 000 000$ Can. ou son equivalent en $ US ou en d'autres devises;

                    2.4.1.6 soit un total de 250 000$ Can. de risque net relie a l'achat de contrats de change a terme a raison de 10% de risque net impute sur le montant nominal des contrats de change en Dollars Americains et de 20% sur le montant nominal des contrats de change en d'autres devises.

          2.4.2 A compter de la Date de Disponibilite, l'Emprunteur peut utiliser le Credit B suivant l'un ou l'autre des modes suivants ou, selon le cas, une combinaison des modes suivants:

                    2.4.2.1   soit par voie d'Avances a Taux de Base;

               2.4.2.2   soit par voie d'Avances a Taux de Base US;

               2.4.2.3   soit par voie d'Avances a Taux LIBOR;

               2.4.2.4 soit par voie d'Avances par Acceptation de Banque jusqu'a concurrence de 50% du montant autorise de ce Credit.

     2.4.3 L'Emprunteur doit utiliser le Credit C suivant l'un ou l'autre des modes suivants ou selon le cas, une combinaison de ceux-ci:

               2.4.3.1   soit par voie d'Avances a Taux de Base;

               2.4.3.2   soit par voie d'Avances a Taux Fixe;

               2.4.3.3 soit par voie d'Avances par Acceptation de Banque jusqu'a concurrence de 50% du montant autorise de ce Credit.

2.5  Montants d'utilisation

     2.5.1     Le montant de chaque utilisation est, s'il s'agit:

               2.5.1.1 du Credit A, d'au moins 10 000$ Can. ou $ US selon le cas et, au-dela de ce montant, de multiples de 10 000;

               2.5.1.2 du Credit B, d'au moins 25 000$ Can. et, au-dela de ce montant, de multiples de 25 000;

2.6  Utilisation proportionnelle

     2.6.1     L'utilisation des Credits s'effectuera de telle sorte que:

               2.6.1.1 l'ensemble des utilisations d'un Credit soit reparti par l'Agent entre chaque Preteur afin que l'Engagement de chacun d'eux dans ce Credit soit respecte, sauf lorsqu'une disposition de cette convention prevoit un autre partage;

               2.6.1.2 les modes d'utilisation aupres de chaque Preteur soient proportionnellement identiques, sous reserve de ce qui precede.

     2.6.2 Le deboursement du Credit A pourra etre fait par acceptation de cheques tires par l'Emprunteur sur le compte d'operations en
               $ Can. ou sur le compte d'operations en $ US (ci- apres designes collectivement le "Compte d'Operations") tenu par l'Agent. L'Agent effectuera seul les deboursements requis; il pourra effectuer des deboursements ou prendre des engagements au-dela de son Engagement mais le jeudi de chaque semaine ou a tout autre moment s'il le juge approprie mais au moins a tous les deux jeudis, l'Agent livrera a l'autre Preteur un avis etablissant le montant correspondant a son Engagement dans les utilisations du Credit A par l'Emprunteur et chaque Preteur devra livrer a l'Agent a 16h00, heure de Quebec, le meme jour, par traite bancaire ou par televirement bancaire, tel montant. L'Agent en imputera aussitot le produit au credit du Compte d'Operations.

2.7  Reutilisation du Credit A et du Credit B

     L'Emprunteur peut reutiliser le Credit A et le Credit B, etant entendu qu'il ne peut faire aucune reutilisation qui aurait pour resultat que les montants totaux respectifs des utilisations et reutilisations en cours excederaient les montants maximums de ces Credits prevus aux paragraphes 2.1 ou 2.2, selon le cas, compte tenu des remboursements a etre effectues ou des reductions du montant maximal disponible effectuees conformement aux dispositions de l'article 10. Toutes les dispositions de la presente convention relatives a une utilisation de ces Credits s'appliquent, avec les adaptations necessaires, a une reutilisation.

2.8  Conditions prealables a la mise a la disposition des Credits a l'Emprunteur

     Sous reserve de toutes autres exigences stipulees aux presentes, l'utilisation des Credits par l'Emprunteur est assujettie a l'accomplissement prealable des conditions suivantes, a l'entiere satisfaction des Preteurs:

     2.8.1     Opinions

               2.8.1.1 les Preteurs auront recu une opinion favorable et satisfaisante sur le statut corporatif de l'Emprunteur et d'Exfo USA;

               2.8.1.2 les Preteurs auront recu des opinions favorables et satisfaisantes sur la constitution et le rang des Suretes et, s'il y a lieu, sur les titres a jour, emises par des conseillers juridiques acceptables a l'Agent;

               2.8.1.3 les Preteurs auront recu des conseillers juridiques de l'Agent une opinion favorable concernant l'ensemble de la transaction.

     2.8.2     Suretes

               2.8.2.1 A la garantie de toutes ses Dettes presentes et futures envers les Preteurs decoulant des Credits, l'Emprunteur aura consenti les Suretes de premier rang suivantes (sujettes seulement aux suretes a etre radiees garantissant des prets devant etre rembourses a meme le premier debours du Credit A et/ou du Credit B), lesquelles auront ete dument enregistrees ou, selon le cas, publiees partout ou requis:

                         2.8.2.1.1 des garanties en vertu de l'article 427 de la
                                   Loi sur les banques;

                         2.8.2.1.2 une hypotheque mobiliere sans depossession
                                   publiee au Quebec et grevant l'universalite des stocks et
               des comptes a recevoir presents et futurs de l'Emprunteur;

2.8.2.1.3 un "general assignment of book debts" enregistre en Ontario et grevant l'universalite des stocks et des comptes a recevoir presents et futurs de l'Emprunteur;

2.8.2.1.4 un "general security agreement" enregistre en Ontario et grevant l'universalite des biens meubles presents et futurs de l'Emprunteur;

2.8.2.1.5 un "security agreement" en vertu du Uniform Commercial Code enregistre aux Etats-Unis et grevant l'universalite des biens meubles presents et futurs de l'Emprunteur;

2.8.2.1.6 un cautionnement (ou l'equivalent) d'Exfo USA garanti par un "security agreement" en vertu du Uniform Commercial Code enregistre aux Etats-Unis et grevant l'universalite des comptes a recevoir presents et futurs d'Exfo USA;

2.8.2.1.7 une hypotheque sans depossession publiee au Quebec et grevant l'universalite des biens meubles et immeubles presents et futurs de l'Emprunteur;

2.8.2.1.8 un engagement par l'Emprunteur et Gexfo Investissements Technologiques Inc. de maintenir et de respecter, pour le benefice des Preteurs, l'entente de subordination souscrite par elle en faveur du Ministere de l'Industrie, du Commerce, des Sciences et de la Technologie et dont copie est jointe comme Annexe 2.8.2.1.8;

2.8.2.1.9 une hypotheque grevant les assurances (et les indemnites payables en vertu de celles-ci) couvrant les biens greves en vertu des Suretes decrites plus haut.

2.9     Conditions prealables a chaque utilisation

        Lors de toute utilisation des Credits, quel qu'en soit le mode, de meme que lors de toute reutilisation, quel qu'en soit le montant, toutes les declarations faites par l'Emprunteur aux presentes seront reputees reiterees par lui comme etant exactes, les declarations faites au paragraphe 12.5 etant censees, pour le futur, se referer aux plus recents etats financiers verifies ou, selon le cas, non verifies.

2.10      Au cas de non-disponibilite

          Lorsqu'en vertu de l'une ou l'autre des dispositions de cette convention, l'Emprunteur est avise qu'il ne peut utiliser un mode en raison de la non-disponibilite des fonds ou de toute autre modalite souhaitee dans une Demande d'Utilisation, l'Agent avise des que possible l'Emprunteur lorsque le mode redevient disponible suivant les modalites souhaitees par l'Emprunteur.

3.-       DISPOSITIONS PARTICULIERES AUX AVANCES A TAUX FIXE

3.1       Mecanisme

          Les Avances a Taux Fixe, lorsque permises en vertu d'une disposition de cette convention, sont pour les montants, periodes et taux d'interet choisis et accceptes par l'Emprunteur suivant les conditions et modalites prevues au present article 3, prealablement a une utilisation, une conversion ou un renouvellement en vertu de ce mode.

3.2       Demande d'Utilisation

          Au moins trois (3) jours ouvrables avant la date choisie par l'Emprunteur pour l'utilisation du mode d'Avances a Taux Fixe (ou une conversion ou un renouvellement en vertu de ce mode), ce dernier transmet a l'Agent une Demande d'Utilisation.

3.3       Disponibilite des fonds

          Des Avances a Taux Fixe peuvent etre offertes a la condition que les Preteurs aient obtenu ou puissent obtenir des fonds disponibles a cette fin.

3.4       Periodes et montants

          3.4.1     Les Avances a Taux Fixe sont pour des periodes de 1 a 5 ans;

          3.4.2 Les periodes et les montants des Avances a Taux Fixe en vertu du Credit C doivent etre choisis de facon a ce que le montant global des Avances a Taux Fixe et des Avances sous d'autres modes faites en vertu du Credit C n'excede jamais le montant maximum autorise en tenant compte des termes de remboursement de ce Credit.

3.5       Taux

          3.5.1 Le taux d'interet applicable aux Avances a Taux Fixe en vertu du Credit C est le taux offert par chacun des Preteurs. L'Agent informe l'Emprunteur du taux offert par chachun des Preteurs pour la periode et le montant choisis. L'Emprunteur doit alors accepter ou refuser indivisiblement le taux offert par chacun des

          Preteurs, mais il doit communiquer son acceptation a l'Agent le meme jour ou celui-ci lui a communique les taux, faute de quoi l'offre devient caduque.

4.-  DISPOSITIONS PARTICULIERES AUX AVANCES A TAUX LIBOR

4.1  Mecanisme

     Les Avances a Taux LIBOR, lorsque permises en vertu d'une disposition de cette convention, sont pour les montants, periodes et taux d'interet choisis et acceptes par l'Emprunteur suivant les conditions et modalites prevues au present article 4, prealablement a une utilisation, une conversion ou un renouvellement en vertu de ce mode.

4.2  Demande d'Utilisation

     Au moins trois (3) jours ouvrables avant la date choisie par l'Emprunteur pour l'utilisation du mode d'Avances a Taux LIBOR (ou une conversion ou un renouvellement en vertu de ce mode), ce dernier transmet a l'Agent une Demande d'Utilisation.

4.3  Disponibilite des fonds

     Des Avances a Taux LIBOR peuvent etre offertes a la condition que les Preteurs aient obtenu ou puissent obtenir des fonds disponibles a cette fin.

4.4  Periodes et montants

     4.4.1 Les Avances a Taux LIBOR en vertu du Credit A et du Credit B sont pour des periodes de 30 a 365 jours et pour des tranches de
               1 000 000$ US ou de multiples de millions;

     4.4.2 Les periodes et les montants des Avances a Taux LIBOR doivent etre choisis de facon a ce que le montant global des Avances faites en vertu des divers modes utilises n'excede jamais le montant maximum prevu ou permis en tenant compte des termes de remboursement applicables.

4.5  Taux

     4.5.1 Toute determination par BNC du Taux LIBOR applicable a une periode specifiee sera, en l'absence d'erreur manifeste, finale et concluante. Des qu'un tel Taux LIBOR aura ete etabli a la date de determination du Taux LIBOR applicable, la Banque devra en informer l'Emprunteur. Cet interet courra de jour en jour et sera calcule sur la base du nombre de jours effictivement ecoules divise par 360. Les taux annuels d'interet auxquels sont equivalents les taux etablis conformement aux dispositions de la phrase que precede sont les taux ainsi etablis multiplies par le nombre de jours dans l'annee (soit 365 ou 366) et divise par 360.

4.6     Paiement de l'interet

        Le Client s'engage a payer a l'Agent, en $US, l'interet sur les Avances a Taux LIBOR a un taux annuel egal au taux applicable le dernier jour de la periode specifiee de l'Avance a Taux LIBOR si l'Avance est pour une periode de moins de trois mois, et trimestriellement si l'Avance est pour une periode de plus de trois mois. Si le Client desire contracter une avance LIBOR, il devra donner a la Banque un avis avant 10h00, heure de Montreal, le troisieme jour ouvrable avant le debut de la premiere periode d'interet LIBOR et indiquer dans cet avis son choix quant a la duree de cette periode. Si le Client desire renouveler cette avance LIBOR il devra, trois jours ouvrables avant l'expiration de cette premiere periode, donner un avis a cet effet a la Banque et indiquer dans cet avis son choix quant a la duree de la periode d'interet LIBOR subsequente, laquelle doit commencer et inclure le jour qui suit l'expiration de la premiere periode. La meme procedure s'appliquera, en tenant compte de toutes les adaptations necessaires, a tout renouvellement subsequent.

4.7     Traitement a echeance

        Si a la date d'echeance d'une Avance a Taux LIBOR, l'Emprunteur desire rembourser l'Avance, il devra aviser l'Agent a cet effet trois jours bancaires avant la date d'echeance de cette Avance, et cette Avance a Taux LIBOR sera alors payable a cette date d'echeance.

5.-     AVANCES PAR ACCEPTATIONS DE BANQUE

5.1     Mecanisme

        Les Avances par Acceptations de Banque, lorsque permises en vertu d'une disposition de cette convention, sont pour les montants, periodes et taux d'interet choisis et acceptes par l'Emprunteur suivant les conditions et modalites prevues au present article 5, prealablement a une utilisation, une conversion ou un renouvellement en vertu de ce mode.

5.2     Demande d'Utilisation

        Au moins la veille avant la date choisie par l'Emprunteur pour l'utilisation du mode d'Avances par Acceptation de Banque (ou une conversion ou un renouvellement en vertu de ce mode), ce dernier transmet a l'Agent une Demande d'Utilisation.

5.3     Conditions d'utilisation

        L'Emprunteur peut, s'il a soumis une Demande d'Utilisation conforme, emettre des Acceptations de Banque tirees sur chacun des Preteurs, pour des montants egaux, et demander aux Preteurs de les accepter a la condition:

        5.3.1 Que l'echeance choisie soit (et qu'elle puisse etre, compte tenu des modalites de remboursement applicables au Credit vise et des termes disponibles) d'au moins 30 jours et d'au plus 365 jours;

        5.3.2 Que ce soit pour des multiples de 100 000 et d'au moins 500 000$ Can.; et

          5.3.3. Que la somme des Avances par Acceptations de Banque n'excede pas 50% du montant autorise du Credit, ce calcul etant fait une seule fois lors de l'utilisation de ce mode;

     5.4  Formules d'Acceptation de Banque et taux d'escompte

          Chaque Acceptation de Banque doit etre correctement tiree sur la formule fournie par chacun des Preteurs a cette fin. Le taux d'escompte applicable est celui fourni par chaque Preteur.

     5.5  Procuration

          Dans la mesure ou il donne suite a une Demande d'Utilisation de l'Emprunteur, chaque Preteur est autorise a signer pour et au nom de l'Emprunteur toute Acceptation de Banque que ce dernier desire voir emettre. Toute Acceptation de Banque ainsi signee engage l'Emprunteur de la meme facon que si elle avait ete signee par un ou plusieurs de ses representants dument autorise(s) de l'Emprunteur.

     5.6  Produit de l'Acceptation de Banque

          Sur reception par l'Agent du produit escompte de toute Acceptation de Banque, l'Agent credite le Compte d'Operations de l'Emprunteur du produit recu et debite le Compte d'Operations du montant des Frais d'Estampillage applicables.

     5.7  Debit du Compte d'Operations a l'echeance

          A la date d'echeance de toute Acceptation de Banque, l'Agent debite le Compte d'Operations de l'Emprunteur d'un montant egal a la valeur nominale de telle Acceptation de Banque, peu importe que telle Acceptation de Banque soit ou non detenue par l'un ou l'autre des Preteurs de plein droit a l'echeance.

     5.8  Montant non recouvre

          Tout montant debite ou devant etre debite par l'Agent en vertu du paragraphe 5.7 et qui n'est pas recouvre a meme le Compte d'Operations de l'Emprunteur est immediatement exigible de l'Emprunteur avec interet comme s'il s'agissait d'une Avance a Taux de Base.

     5.9  Acquisition par les Preteurs

          Les Preteurs peuvent se porter acquereurs, lors de leur emission, des Accpetations de Banque emises par l'Emprunteur sans affecter d'aucune facon les droits qui leur sont conferes en vertu de l'une ou l'autre des dispositions de cette convention.

     5.10 Renonciation

          L'Emprunteur renonce a exiger des Preteurs et a ce que l'Agent exige, le cas echeant, d'un detenteur d'une Acceptation de Banque, des jours de grace pour le paiement d'une Acceptation de Banque a son echeance.

6.-      LETTRES DE GARANTIE ET LETTRES DE CREDIT COMMERCIAL

6.1      Mecanisme

         A l'interieur de limites prevues au sous-paragraphe 2.4.1.5, l'Emprunteur peut soumettre une Demande d'Utilisation a un Preteur pour l'emission, par ce Preteur, d'une lettre de garantie ou d'une lettre de credit commercial. SGC peut emettre directement des lettres de garantie ou des lettres de credits commerciales jusqu'a concurrence d'un montant total n'excedant pas un million de $ Can., ou son equivalent en $ US. Le Preteur qui recoit la Demande d'Utilisation en avise immediatement l'autre Preteur.

6.2      Partage de risques et de commissions

         Le Preteur non-emetteur de la lettre de garantie ou de la lettre de credit commercial est repute partage le risque encouru par le Preteur emetteur, en proportion de son Engagement, et a droit de recevoir du Preteur emetteur une portion correspondante a son Engagement des commissions et frais payables au Preteur emetteur, moins une tranche de sept points (.07%) qui est acquise au Preteur emetteur en sus de la portion acquise a ce dernier en proportion de son Engagement.

6.3      Frais et commissions

         Prealablement ou concurremment a l'emission d'une lettre de garantie ou d'une lettre de credit commercial, l'Emprunteur doit payer au Preteur emetteur la commission et, selon le cas, les frais exigibles suivant la tarification etablie de temps a autre par le Preteur emetteur.

7.-      CONTRATS DE CHANGE

7.1      Mecanisme

         A l'interieur des limites prevues au sous-paragraphe 2.4.1.6, l'Emprunteur peut soumettre une Demande d'Utilisation a un Preteur pour l'obtention, par ce Preteur, de contrats de change a terme. Le Preteur qui recoit la Demande d'Utilisation en avise immediatement l'autre Preteur.

7.2      Frais et commissions

         Prealablement ou concurremment a l'emission d'un contrat de change, l'Emprunteur doit payer au Preteur emetteur la commission et, selon le cas, les frais exigibles suivant la tarification etablie de temps a autre par le Preteur emetteur.

8.-      HONORAIRES D'ATTENTE

8.1      Modalites

         L'Emprunteur paiera trimestriellement a l'Agent le dernier jour ouvrable de chaque trimestre, pour le compte des Preteurs, des honoraires d'attente de 1/4% calcule quotidiennement sur toute portion non utilisee du Credit B.

9.-  INTERET

9.1  Choix repute

     Toute Avance en vertu de l'un ou l'autre des Credits ou pour lequel un mode autre que l'Avance a Taux de Base n'a pas ete choisi est, a compter de la date du debours de telle Avance ou a la date ou un autre mode est applicable, reputee etre une Avance a Taux de Base et porte interet au taux applicable en vertu de ce mode.


9.2  Avance a Taux US

     Toute Avance a Taux US porte interet, jusqu'a remboursement ou conversion en vertu d'un autre mode, au taux applicable en vertu de ce mode.


9.3  Avance a Taux Fixe

     Toute Avance a Taux Fixe porte interet jusqu'a remboursement, conversion ou renouvellement, au taux convenu conformement au sous-pargraphe 3.5.


9.4  Calcul de l'interet

     9.4.1 Sauf pour les Avances a Taux LIBOR, tout interet est calcule sur le solde quotidien et sur la base d'une annee de 365 jours;

     9.4.2 Pour les fins de la Loi sur l'interet, dans le cas d'une annee bissextile, le taux d'interet annuel auquel equivaut l'interet calcule sur la base de 365 jours, est egal au taux d'interet ainsi calcule multiplie par 366 et divise par 365;

     9.4.3 Le principe de reinvestissement d'interet presume ne s'applique pas a la determination de tout taux d'interet.


9.5  Paiement de l'interet

     Sauf pour les Avances a Taux LIBOR, l'interet est payable a l'Agent pour le benefice des Preteurs le 26e jour de chaque mois; l'interet est debite par l'Agent du Compte d'Operations.


9.6  Interet sur arrerages

     Toute somme qui n'est pas payee a echeance et qui est due a titre de principal ou d'interet porte interet au meme taux et est payable sur demande. Toute somme qui n'est pas payee a echeance et qui est due a titre de commission, frais d'escompte, ou a tout autre titre en vertu de cette convention, porte interet au Taux de Base majore de 3/4% et est payable sur demande.

9.7  Ecart sur taux de change US

          Si a tout moment, en raison de variation du taux de change, les Avances en Dollars Americains excedent le montant autorise en vertu du Credit vise et que l'ecart ainsi cree est d'au moins 3%, l'Emprunteur doit, dans les 2 jours ouvrables suivant une demande de l'Agent, verser a l'Agent la somme requise par lui pour couvrir cet ecart.

10.       REMBOURSEMENTS ET REDUCTION DES MONTANTS DISPONIBLES

10.1      Remboursement du Credit A

            Les sommes utilisees par l'Emprunteur en vertu du Credit A sont remboursables sur demande. Le Credit A est accorde a l'Emprunteur sur une base annuelle; il sera revise par les Preteurs annuellement a la Date de Revision et ce, a compter du 31 decembre 1996 et les Preteurs pourront alors, a leur entiere discretion, renouveler le Credit A aux memes termes et conditions, en modifier le montant, le taux d'interet ou les autres termes et conditions le regissant ou y mettre fin. De plus, les etats financiers annuels pour l'exercice se terminant le 31 aout 1995 devront confirmer le respect des conditions applicables au Credit A.

10.2      Remboursement du Credit B

          Les sommes utilisees par l'Emprunteur en vertu du Credit B sont remboursables au plus tard le dernier jour de la Periode de Conversion a moins que l'Emprunteur ne se prevale a ce moment du droit de les convertir en
Credit C. Le Credit B est de plus soumis a la revision annuelle prevue au paragraphe 10.1.

10.3      Remboursement du Credit C

          Les Avances en vertu du Credit C sont remboursables sur une base d'amortissement determinee par l'Agent en fonction du type d'actifs acquis par l'Emprunteur a meme le Credit B; elle sera de 7 ans ou de 13 ans selon que les actifs ainsi acquis sont principalement des actifs autres qu'immeubles ou principalement des immeubles. L'Emprunteur doit rembourser les Avances en vertu du Credit C au moyen de versements mensuels, egaux et consecutifs etablis selon la base d'amortissement determinee, commencant le premier jour du mois suivant la Date de Conversion et suivis d'un versement egal au solde du Credit C, a l'echeance choisie par l'Emprunteur a la Date de Conversion et qui peut etre de 1 a 5 ans, de sorte que le solde des Avances en vertu du Credit B converties en Credit C soient entierement remboursees au plus tard cinq (5) ans apres la Date de Conversion.

10.4      Remboursement par anticipation du Credit C

          L'Emprunteur peut rembourser en tout tempes par anticipation, en tout ou en partie, les Avances en vertu du Credit C constituees d'Avances a Taux de Base, a la condition que les fonds affectes a tel remboursement proviennent des fonds generes par l'entreprise (a meme ses liquidites au Compte d'Operations ou a meme le Credit A) ou du produit de l'emission de son capital social. Si des fonds affectes a tel remboursement proviennent d'autres sources, des frais de remboursement par anticipation egaux a 3 mois d'interet calcules au taux applicable au moment du remboursement par anticipation sont payables par l'Emprunteur a l'Agent en meme temps que tel remboursement par anticipation qui est impute contre les versements de capital dont l'echeance est la plus eloignee. Aucun remboursement par anticipation n'est permis pour les Avances en vertu d'un autre mode a moins que l'Emprunteur ne paie, en meme temps que tel remboursement par anticipation, les pertes de toute nature reliees directement ou indirectement a tel remboursement par anticipation, le tout tel que determine par les Preteurs.

11.-   LIEU DE PAIEMENT

       Tout paiement doit etre effectue a la succursale de l'Agent dont l'adresse est indiquee sur la premiere page de la presente convention, ou a tout autre lieu dont l'Agent notifie l'Emprunteur.

12.-   DECLARATIONS

       L'Emprunteur declare qu'a la date de signature des presentes:

12.1   Pouvoirs

       L'Emprunteur et Exfo USA sont des personnes morales validement constituees, sont en regle avec les lois et reglements qui les regissent, detiennent les pouvoirs, permis et autorisations necessaires a l'exploitation de leur entreprise.

12.2  Schema corporatif

      Le schema corporatif joint comme  Annexe 12.2 est complet et exact.

12.3  Filiale

      L'Emprunteur n'a aucune filiale.

12.4  Exercice financier

      L'exercice financier de l'Emprunteur se termine le 31 aout de chaque annee.

12.5  Situation financiere

      Il n'y a eu aucun changement defavorable important dans la situation financiere de l'Emprunteur (et l'Emprunteur, en date des presentes, n'anticipe pas un tel changement) depuis la date de ses derniers etats financiers remis a l'Agent.

12.6  Defauts

      L'Emprunteur n'est pas en defaut en vertu des contrats qui le lient, des lois et reglements applicables a l'exploitation de son entreprise non plus qu'en vertu des decisions, ordonnances, instructions, directives, licences, permis ou certificats donnes ou emis en vertu de ces lois et reglements dans la mesure ou tel defaut pourrait affecter defavorablement de facon importante sa situation financiere, sa capacite d'exploiter son entreprise ou sa capacite de remplir ses obligations en vertu de la presente convention; le fait de se conformer aux presentes ne creera pas tel defaut; il n'existe aucun motif qui pourrait entrainer la suspension, l'annulation ou la revocation des licences, permis ou certificats ci-dessus.

12.7      Litiges

          Il n'existe aucun litige ou aucune procedure judiciaire impliquant l'Emprunteur qui pourrait affecter defavorablement et de facon importante sa situation financiere, sa capacite d'exploiter son entreprise ou sa capacite de remplir ses obligations en vertu de cette convention.

12.8      Titres de propriete

          L'Emprunteur est proprietaire absolu des biens et droits, meubles et immeubles qui font partie de son actif et ceux-ci sont libres de toute surete ou affectation quelconque autre que les suretes devant etre radiees concurremment au deboursement du Credit A et/ou du Credit B; il n'a pas recu d'avis a l'effet que tels biens ou l'usage qui en est fait n'est pas conforme aux lois et reglements applicables.

12.9      Assurances

          Les biens et l'entreprise de l'Emprunteur sont assures comme prevu au paragraphe 13.8.

12.10     Taxes

          L'Emprunteur a paye toutes ses taxes, impots ou impots ayant l'objet de cotisations ou etabli des reserves suffisantes pour pourvoir a leur paiement.

12.11     Environnement

          12.11.1 L'Emprunteur ne contrevient pas aux lois ayant trait aux questions d'environnement, vis-a-vis desquelles la non-conformite aurait, seule ou dans son ensemble, un aspect negatif important sur les activites, l'actif, le passif, la situation financiere, les resultats d'exploitation ou perspectives d'affaires de l'Emprunteur ou sur sa capacite a exercer ses obligations aux termes de la presente convention ou des documents auxquels elle refere; la signature, la livraison, l'execution des obligations et le respect des dispositions de la presente convention et des documents auxquels elle refere n'entrainera pas de telles contraventions, ne constituera pas un defaut et ne viendra pas en conflit avec de telles dispositions et n'aboutira pas a la creation d'une hypotheque, d'une affectation ou d'une charge importante sur quelque propriete ou bien de l'Emprunteur;

          12.11.2 L'Emprunteur n'a pas ete avise du fait que ses operations contrevenaient a un reglement municipal en matiere d'environnement, a la Loi sur la qualite de l'environnement, a la Loi sur les accidents du travail et les maladies professionnelles ou a la Loi canadienne sur la protection de l'environnement, ni aux reglements adoptes en vertu de ces lois;

          12.11.3 L'Emprunteur n'a pas ete avise du fait qu'il y a des contaminants ou des polluants de quelque sorte dans ses batiments, immeubles, terrains ou equipements dont la presence constituerait une infraction a tout reglement municipal applicable, a la Loi sur la qualite de l'environnement ou a la Loi canadienne sur la protection de l'environnement ou aux reglements adoptes en vertu de ces lois dans la mesure ou telle infraction pourrait avoir, seule ou dans son ensemble, un aspect negatif important sur les activities, l'actif, le passif, la situation financiere, les resultats d'exploitation ou perspectives d'affaires de l'Emprunteur ou sur sa capacite a exercer ses obligations aux termes de la presente convention ou des documents auxquels elle refere;

          12.11.4 Les equipements de l'Emprunteur sont en bon etat et il a ete pourvu a leur entretien afin qu'ils soient conformes aux normes presentement en vigueur dans les differentes lois et reglements en matiere d'environnement de telle sorte que cette non-conformite n'ait pas, seule ou dans son ensemble, un aspect negatif important sur les activites, l'actif, le passif, la situation financiere, les resultats d'exploitation ou perspectives d'affaires de l'Emprunteur ou sur sa capacite a exercer ses obligations aux termes de la presente convention ou des documents auxquels elle refere.

12.12     Place d'affaires

          L'Emprunteur et Exfo USA n'ont pas d'autres places d'affaires que celles mentionnees a l'Annexe 12.12.


13.       ENGAGEMENTS DE L'EMPRUNTEUR

          A moins d'avoir obtenu le consentement prealable ecrit des Preteurs a l'effet contraire, l'Emprunteur s'oblige:

13.1      Poursuite de l'entreprise

          13.1.1    A maintenir son existence corporative;

          13.1.2 A ne pas provoquer sa fusion ou consolidation avec toute autre societe ou personne morale;

          13.1.3 A se conformer aux lois et reglements qui lui sont applicables de meme qu'aux exigences et conditions des decisions, ordonnances, instructions, directives, permis, autorisations ou licences donnes ou emis en vertu de ces lois et reglements et maintenir en vigueur tels permis, autorisations ou licences;

          13.1.4 A poursuivre son entreprise d'une maniere appropriee et efficace;

          13.1.5 A ne pas changer substantiellement la nature de ses affaires;

          13.1.6 A ne pas changer la date de la fin de son exercise financier, soit le 31 aout;

          13.1.7 A ne pas creer de filiale.

     13.2 Fonds de roulement

          13.2.1 A maintenir en tout temps, un ratio de fonds de roulement egal ou superieur a 1.25/1;

     13.3  Ratio d'Endettement

           A maintenir en tout temps un Ratio d'Endettement egal ou inferieur a 1.75/1 et un Avoir des Actionnaires d'au moins 5 000 000$ Can.


     13.4 Etats financiers, certificats et documents

          13.4.1 A fournir aux Preteurs, dans un delai de 120 jours de la fin de chaque exercice financier, deux copies de ses etats financiers annuels verifies, sur une base consolidee et non consolidee pour l'Emprunteur et pour Exfo USA (accompagnes du rapport de verificateurs reconnus), prepares conformement aux principes comptables generalement reconnus au Canada, appliques d'une maniere constante;

          13.4.2 A fournir a l'Agent deux copies de ses etats financiers mensuels non verifies sur une base consolidee et non consolidee et ce, dans un delai de 30 jours de la fin de chaque mois;

          13.4.3 A fournir a l'Agent, s'il le requiert, deux copies de ses etats financiers trimestriels non verifies, sur une base consolidee et non consolidee et ce, dans un delai de
                    30 jours de la fin de chaque trimestre;

          13.4.4 A fournir a l'Agent, sur une base mensuelle, dans un delai de 30 jours suivant la fin de chaque mois, un certificat du controleur ou d'un dirigeant etablissant:

                    13.4.4.1 la liste detaillee des inventaires specifiant notamment les produits finis, les matieres premieres, les produits en demonstration et les provisions pour biens desuets ainsi que leur localisation;

                    13.4.4.2 la liste de ses comptes a recevoir specifiant notamment les comptes a recevoir selon leur date d'echeance (30-60-90 jours), les assurances applicables le cas echeant, les provisions pour mauvaises creances, les Comptes Inter-Compagnies et les Comptes de Contrepartie, le tout classe selon la place d'affaires d'ou sont percus les comptes a recevoir;

                    13.4.4.3  le montant des Creances Prioritaires;

                    13.4.4.4 le montant maximal pouvant etre utilise en vertu du Credit A;

                  13.4.4.5 que les representations et garanties de l'Emprunteur contenues aux presentes sont vraies et exactes a la date dudit certificat; et

                  13.4.4.6 que l'Emprunteur n'est pas en defaut en vertu de cette convention.

13.5 Utilisation des Credits aux fins prevues

     A utiliser les Credits aux seules fins permises dans cette convention.

13.6 Livres comptables

A permettre aux representants autorises de l'Agent, sur preavis de quarante-huit (48), heures, aux frais des Preteurs sauf si l'Emprunteur est en defaut, de visiter son entreprise, d'examiner ses livres comptables, d'en extraire des donnees et de discuter de ses affaires avec ses officiers, tous les renseignements obtenus devant etre consideres confidentiels. L'Emprunteur peut exiger des mandataires des Preteurs, autres que des employes des Preteurs, la signature d'un engagement de confidentialite.

     13.7 Renseignements

     A aviser promptement l'Agent de tout defaut en vertu de la presente convention de meme que de tout fait pouvant affecter de facon importante et defavorable sa situation financiere sur une base consolidee ou non consolidee ou la conduite de son entreprise ou de celle de ses filiales, a fournir a l'Agent tout renseignement disponible que celui-ci peut raisonnablement lui demander relativement a sa situation financiere.

13.8 Assurances

     13.8.1 A assurer et maintenir constamment assures au benefice des Preteurs son entreprise (notamment en responsabilite civile et interruption des affaires afin de couvrir dans ce dernier cas les frais supplementaires relies a la survenance d'un sinistre) et ses biens pour leur pleine valeur de remplacement, contre toute perte ou dommage cause par incendie ou autre sinistre et contre tous autres risques et perils pour lesquels des entreprises semblables a celles de l'Emprunteur s'assurent habituellement, etant entendu que:

                13.8.1.1 ces assurances seront contractees aupres de compagnies d'assurance de bonne renommee, a la satisfaction de l'Agent;

                13.8.1.2 les primes d'assurances requises seront ponctuellement payees;

                13.8.1.3 periodiquement, a la demande de l'Agent, l'Emprunteur devra fournir a celui-ci tous renseignements demandes relativement a son portefeuille d'assurances;

                13.8.1.4 au moins quinze (15) jours avant l'echeance de chaque police d'assurance, l'Emprunteur devra fournir ou faire en sorte que soit fournies aux

                         Preteurs des preuves de son renouvellement, de sa prolongation ou de son remplacement faute de quoi l'Agent pourra, sans avis et sous reserve de ses autres droits, renouveler ou remplacer, aux frais de l'Emprunteur la police d'assurances concernee;

               13.8.1.5 en cas de perte ou de sinistre, l'Emprunteur devra aviser ou faire en sorte que soit avise sans delai l'Agent;

               13.8.1.6 les assurances de l'Emprunteur devront contenir une clause hypothecaire et les pertes seront payables aux Preteurs.

     13.9  Environnement

           13.9.1 A constamment detenir les autorisations, permis et certificats requis par toute loi ou reglemente relatifs a l'environnement et a en transmettre copie a l'Agent s'il le requiert;

           13.9.2 A respecter et se conformer a toutes les lois et a tous les reglements relatifs a l'environnement qui lui sont ou lui seront applicables, incluant toutes decisions, ordonnances, instructions, directives, licences ou certificats;

           13.9.3 A transmettre sans delai a l'Agent tout avis faisant etat d'une violation a tels lois, reglements, decisions, ordonnances, instructions, directives, permis, licences ou certificats;

           13.9.4 A prendre tous les moyens necessaires pour exploiter son entreprise sans nuire a l'environnement ainsi que toutes les mesures necessaires pour reparer les dommages resultant de la violation de toute loi, reglement ou norme applicable en matiere d'environnement, du rejet de substances dangereuses dans ses proprietes ou de toute autre contamination de celles-ci.

     13.10 Indemnisation en matiere d'environnement

           A indemniser et tenir a couvert en toutes circonstances les Preteurs, leurs administrateurs, officiers, employes, agents, successeurs et ayants droit, contre toute perte, cout, depense, sinistre ou allegation de sinistre resultant d'une reclamation pour des dommages causes a l'environnement par ses activites ou par la contamination de ses biens ou encore par la contamination en provenance de celles-ci. Sans limiter la portee generale de ce qui precede, cet engagement vaudra a l'encontre des demandes, poursuites, jugements, dommages, frais et pertes que pourrait occasionner aux beneficiaires de cette indemnisation l'exercice contre eux des recours prevus par les lois, presentes et futures, applicables en matiere d'environnement, dans les cas suivants:

           13.10.1 lors de la decouverte de l'existence certaine ou probable d'un degagement de polluant dans les proprietes de l'Emprunteur, que ce polluant en provienne ou qu'il provienne d'un terrain adjacent, et que la presence confirmee ou presumee du polluant reduise ou non la valeur des proprietes;

         13.10.2 en cas de degagement d'un polluant dont l'Emprunteur, ses predecesseurs ou cedants ont ou ont eu la propriete, la charge, la gestion ou le controle, ou que ce soit;

         13.10.3 si une autorite federale, provinciale, etatique, municipale ou locale, ou toute autre decoulant de l'existence d'une nuisance publique ou privee ou de l'exercise d'une activite dangereuse dans les proprietes de l'Emprunteur ou a son voisinage;

         13.10.4 dans toute autre circonstance touchant les proprietes ou les activites de l'Emprunteur, qu'un organisme federal, provincial ou local competent jugerait contraire a la protection de l'environnement.

         L'obligation de l'Emprunteur nait des la decouverte d'un polluant quelconque, qu'un organisme federal, provincial ou local ait ou non adopte ou indique qu'il adopterait des mesures a son egard.

         Les obligations resultant de la presente indemnisation sont inconditionnelles et irrevocables; elles ne peuvent etre modifiees par la connaissance de la non-conformite de l'etat des actifs et de l'exploitation de l'entreprise de l'Emprunteur avec les lois et normes applicables en matiere d'environnement qu'aurait l'un ou l'autre des beneficiaires de cette indemnisation ni par aucun acte ni aucune omission ou circonstance, meme si la responsabilite en incombe a l'un ou l'autre des beneficiaires de cette indemnisation, sauf en cas de negligence grave ou d'erreur deliberee de la part de l'un ou l'autre de ces derniers; elles survivront au remboursement des Credits et a la cession partielle ou totale des droits et interets de l'Emprunteur sur ses proprietes a tout tiers ayant ou non des liens avec lui.

13.11    Assurance-vie

         A maintenir des assurances sur la vie de monsieur Germain Lamonde et de monsieur Robert Tremblay pour des montants d'au moins 500 000$ chacun;

13.12    Documents additionnels

         A signer tout document et poser tout geste requis pour donner effet aux presentes et a ce qui y est prevu, a ses frais, notamment tout document requis pour completer ou parfaire les Suretes.

14.-     DEFAUTS

14.1     Cas de defaut

         Chacun des cas suivants est un cas de defaut;

         14.1.1 si l'Emprunteur est en defaut de payer a echeance toute somme due, a titre de capital, interet ou autre, en vertu de la presente convention;

         14.1.2 si l'Emprunteur est en defaut en vertu de toute Surete ou de tout engagement pour le benefice des Preteurs conformement aux dispositions de la presente convention;

14.1.3 si l'Emprunteur est en defaut de rembourser tout endettement (sous quelque forme que ce soit) contracte aupres des Preteurs ou de l'un d'entre eux;

14.1.4    si l'Emprunteur

          14.1.4.1 fait cession de son entreprise ou de la totalite ou d'une partie substantielle de ses biens au benefice de ses creanciers en general;

          14.1.4.2 autrement que dans le cadre d'une reorganisation corporative autorisee par les Preteurs, procede a la liquidation de son entreprise ou de la totalite ou d'une partie substantielle de ses biens ou a la dissolution de son entite corporative;

          14.1.4.3 se prevaut d'une loi visant la protection des insolvables ou d'une loi relative a la reorganisation, l'arrangement, la liquidation ou autre loi similaire affectant les droits des creanciers en general;

          14.1.4.4 depose une proposition concordataire aux termes de la Loi sur la faillite et l'insolvabilite ou ne conteste pas, dans les delais prescrits par la loi, le depot par une tierce partie d'une requete en faillite aux termes de cette loi;

          14.1.4.5 demande la nomination d'un fiduciaire, liquidateur ou sequestre pour administrer ou liquider son entreprise ou la totalite ou une partie substantielle de ses biens ou ne conteste pas, dans les delais prescrits par la loi, le depot par une tierce partie d'une requete visant telle nomination;

          14.1.4.6  est declare failli ou insolvable par un tribunal competent;

          14.1.4.7 son entreprise ou la totalite ou une partie substantielle de ses biens fait l'objet d'une prise de possession par un creancier ou sont mis sous sequestre ou un liquidateur est nomme a son egard, pour administrer ou liquider son entreprise ou la totalite ou une partie substantielle de ses biens;

          14.1.4.8 si l'Emprunteur est en defaut de payer a tout tiers une dette de plus de 200 000$ qui est exigible ou non contestee de bonne foi;

14.1.5 si des biens de l'Emprunteur sont saisis et demeurent sous saisie durant une periode de dix (10) jours dans le cas de biens meubles et de vingt (20) jours dans le cas de biens immeubles, sauf si cette saisie fait l'objet d'une contestation de bonne foi et tant que dure cette contestation;

14.1.6 si un avis d'hypotheque legale est inscrit contre des biens de l'Emprunteur dans la mesure ou des procedures ne sont pas entreprises dans les quinze (15) jours suivant l'inscription de tel avis d'hypotheque legale pour le faire radier, pour obtenir quittance du creancier concerne ou pour contester la creance donnant lieu a l'inscription de telle hypotheque;

     14.1.7 si une des declarations faites par l'Emprunteur dans la presente convention ou si un document ou un renseignement donne ou remis en execution de la presente convention ou dans le but d'obtenir les Credits etait errone ou inexact sous quelque rapport important, de telle sorte que les Preteurs n'auraient pas prete les montants, prevus au paragraphe 2.1 ou auraient prete un montant substantiellement moindre ou auraient prete suivant des termes et conditions differents;

     14.1.8 si un autre engagement ou une autre obligation prevus aux presentes n'est pas respecte et si ce defaut n'est pas corrige a l'expiration des trois jours ouvrables apres qu'il ait recu avis de tel defaut par l'Agent;

     14.1.9 si un evenement majeur est survenu ou est sur le point de survenir devant entrainer une deterioration importante de la situation financiere de l'Emprunteur.


14.2 Recours au cas de defaut

     14.2.1    Advenant Defaut:

               14.2.1.1 l'Agent, a la demande unanime des Preteurs, peut demander le paiement immediat de la totalite ou de partie de ce qui est du en vertu des presentes et il y a perte du benefice du terme et les Preteurs peuvent alors exercer tous leurs recours en vertu de la loi ou en vertu des presentes ou des documents auxquels elles referent; et

               14.2.1.2 l'Agent, a la demande unanime des Preteurs, peut mettre fin a certains modes d'utilisation des Credits ou au droit de l'Emprunteur d'utiliser les Credits ou de proceder a des conversions ou renouvellements.

     14.2.2 Nonobstant les dispositions du sous-paragraphe 14.2.1, l'Agent, a la demande unanime des Preteurs, pourra en tout temps, sans prejudice a la faculte des Preteurs d'exercer ulterieurement le droit ou le recours a leur portee en ce cas, renoncer a un defaut ou accorder un delai pour y remedier ou prendre toute autre mesure qui semble dans l'interet des Preteurs ou dans l'interet de l'Emprunteur.


14.3 Emploi des sommes percues

     Les Preteurs ne sont pas tenus aux regles de l'imputation legale et peuvent selon ce qu'ils determinent et jugent approprie dans leur interet, imputer a leur convenance tout produit net de realisation.

15.-       DISPOSITIONS DIVERSES

15.1      Registres et determination

          L'Agent tient un dossier faisant etat des transactions effectuees en vertu de la presente convention. Ce dossier et les registres de l'Agent font preuve, prima facie, de ces transactions et de la dette due aux Preteurs.

15.2      Debits

          L'Agent est autorise a debiter le Compte d'Operations et tout compte maintenu par l'Emprunteur aupres de l'Agent des montants qu'il doit payer aux termes des presentes a titre de capital, d'interets, de commissions, d'honoraires ou de debourses.

15.3      Prohibition de cession

          L'Emprunteur ne peut ceder ses droits en vertu de cette convention sans avoir obtenu au prealable l'accord ecrit des Preteurs.

15.4      Participations

          Les Preteurs pourront accorder a d'autres institutions financieres des participations dans les Credits, pour partie ou totalite de ceux-ci, par voie de cession, novation ou autrement et reduire ainsi pour autant ou eteindre leur engagement a l'egard de l'Emprunteur. L'Agent, le cas echeant, devra dans tous les cas aviser l'Emprunteur du nom des institutions pressenties comme participants; l'Emprunteur pourra s'objecter pour des motifs raisonnables (tels la protection de son savoir-faire, de sa propriete intellectuelle, de sa strategie, de la confidentialite de donnees financieres ou autres...) a ce qu'une ou des institutions pressenties acquierent une participation. L'Emprunteur convient de remplir toutes ses obligations en vertu des presentes en faveur des participants agrees, dans la mesure de leurs interets, les engagements et Suretes pris ou promis envers les Preteurs devant leur profiter. L'Agent est autorise a donner aux institutions financieres agreees comme participants, sur une base confidentielle, des renseignements sur les Credits et la situation financiere de l'Emprunteur. Les Pretuers pourront par convention avec ces participants etablir leurs relations en rapport avec les Credits.

15.5      Frais

          Que les deboursements aient lieu ou non, l'Emprunteur doit payer les frais encourus par l'Agent au titre des honoraires et debourses de ses conseillers juridiques relativement a la presente convention et aux conventions ou documents qui y sont prevus, aux Suretes et a leur inscription, de meme qu'a l'egard de la mise en application de celle-ci, de l'exercice des droits en resultant avant comme apres defaut (y compris la nomination d'un consultant, le cas echeant).

15.6      Absence de renonciation

          Le defaut d'une des parties aux presentes d'exercer l'un ou l'autre de ses droits ne comporte pas renonciation a exercer ulterieurement tel droit.

15.7     Jour non ouvrable

         Si un paiement doit etre effectue un jour qui n'est pas un Jour Ouvrable, ce paiement peut valablement etre effectue le Jour Ouvrable suivant; le cas echeant, les interets sont calcules en tenant compte de ce delai.

15.8     Indemnisation

         15.8.1 Si une loi, un reglement, une directive ou une politique d'application generale aux institutions financieres canadiennes, emanant d'une autorite administrative ou d'une autre institution, ayant force executoire ou a laquelle un Preteur est tenu pour s'y etre soumis volontairement ou la creation d'une taxe ou d'un impot autre que sur les revenus d'un Preteur en general ou une decision d'un tribunal competent avait pour effet (i) d'augmenter pour un Preteur le cout des Avances, ou (ii) de reduire pour un Preteur le revenu ou le rendement lui resultant de ces Avances, ou
                    (iii) d'augmenter pour un Preteur le cout de la portion non utilisee des Credits ou (iv) d'obliger un Preteur a payer ou a percevoir une taxe ou un impot a l'egard des Credits, l'Agent peut faire parvenir a l'Emprunteur un certificat signe par un officier autorise du Preteur indiquant le montant de ce cout additionnel ou de cette reduction de revenu ou de rendement, et ce qui en est la cause; ce certificat fait preuve, prima facie, du montant de ce cout additionnel ou de cette reduction de revenu ou de rendement, et l'Emprunteur doit, dans les dix (10) jours de la reception d'un avis a cet effet, payer ce montant a l'Agent pour le Preteur concerne;

         15.8.2 L'Emprunteur doit sur demande payer a l'Agent le montant de toute perte (incluant tout manque a gagner, frais et debours) subie par un Preteur et resultant de ce que, pour quelque motif que ce soit (y compris une demande de paiement d'un Preteur), les Avances autres que les Avances a Taux de Base ont ete remboursees ou payees avant l'echeance de leurs periodes respectives; l'Agent doit faire parvenir a l'Emprunteur un certificat signe par un officier autorise du Preteur indiquant le montant de toute perte ainsi subie et des explications permettant de connaitre la cause de cette perte; cet etat est repute etre une preuve prima facie du montant de cette perte et l'Emprunteur doit sans delai payer ce montant a l'Agent pour le Preteur concerne;

         15.8.3. Lorsqu'une Avance porte interet a Taux de Base plus la majoration applicable s'il y a lieu en vertu de l'une ou l'autre des dispositions de cette convention, l'Emprunteur reconnait et convient, que malgre toutes dispositions inconciliables de cette convention, les interets payables par l'Emprunteur sont toujours le plus eleve du Taux de Base plus la majoration applicable ou du CDOR (Canadian Dealers Offered Rate) majore de 1%.

16.-      L'AGENT

16.1      Nomination et autorite de l'Agent

          Les Preteurs nomment par les presentes BNC a titre d'Agent. Chaque Preteur autorise l'Agent a exercer toute discretion, tous les pouvoirs, toute l'autorite et tous les devoirs conferes en vertu de la presente convention a l'Agent en sa qualite d'Agent, avec tout pouvoir incident a ce qui precede. L'Agent n'aura aucun devoir ni responsabilite autres que ceux expressement enonces a la presente convention et ne sera pas oblige, notamment, de prendre quelque procedure que ce soit contre l'Emprunteur ou toute autre personne ou corporation en vue du recouvrement de toute somme due aux termes de la presente convention.

16.2      Administration des Credits

          16.2.1 A moins de disposition expresse de cette convention a l'effet contraire, l'Agent agira seul dans la gestion courante de la convention de credit mais devra informer promptement les autres Preteurs de tout fait, de toute demande et de toute question d'importance qui surviendrait ou surgirait pendant sa duree;

          16.2.2 L'Agent est en droit de faire usage de sa discretion eu egard a l'exercice ou a l'abstention d'exercice de tout droit qui pourrait lui etre confere par la presente convention ou les documents accessoires a celle-ci, y compris tout document relatif aux Suretes, a moins que l'Agent n'ait recu l'instruction unanime des Preteurs d'exercer ces droits ou de prendre ou de s'abstenir de prendre cette mesure; toutefois, l'Agent ne se prevaudra d'aucun droit confere par le paragraphe 14.2 de la presente convention, sans d'abord le demander aux Preteurs;

          16.2.3 L'Agent est, dans tous les cas, entierement protege lorsqu'il agit ou s'abstient d'agir en vertu de la presente convention et des documents accessoires a celle-ci, y compris tout document relatif aux Suretes, conformement aux instructions unanimes des Preteurs et toute mesure qu'il prend ou s'abstient de prendre aux termes de ces instructions a pour effet de lier tous les Preteurs.

16.3      Faits tenus pour averes

          L'Agent a le droit de se fier a toute communication ou document qu'il croit etre veritable et exact et avoir ete communique ou signe par la personne qui doit le communiquer ou le signer et l'Agent ne sera pas responsable envers aucune des parties aux presentes de toute consequence decoulant du fait qu'il s'est fie a cette communication ou a ce document.

16.4      Exoneration de l'Agent

          Ni l'Agent ni ses administrateurs, employes ou agents ne seront tenus responsables pour avoir pris ou omis de prendre des mesures en vertu de la presente convention ou dans le cadre de celle-ci a moins qu'il ne s'agisse d'une negligence grossiere ou d'une inconduite volontaire de leur part. Sauf en cas de negligence grossiere ou d'inconduite volontaire de sa part, l'Agent ne sera pas responsable a l'egard de toute declaration, representation ou garantie contenue aux presentes ou a l'egard de toute information fournie ou qui sera fournie ulterieurement a l'un quelconque des Preteurs par l'Agent, relativement a l'Emprunteur ou a tout autre sujet se rapportant a la presente convention ou se rapportant a l'execution, a la veracite, a la validite, au caractere executoire ou a la suffisance de la presente convention ou de tout autre document auquel il est fait reference aux presentes non plus qu'a l'egard du recouvrement des Credits (ou de toute partie de ceux-ci) ou a l'egard de toute autre somme a echoir en vertu de cette convention.

16.5 Mandat

     Dans l'execution de ses fonctions et devoirs aux termes de la presente convention, l'Agent n'agira qu'a titre d'agent des Preteurs. Ni l'Agent ni aucun des Preteurs ne sera responsable ni tenu responsable de quelque maniere que ce soit envers l'Emprunteur ou l'un des autres Preteurs en raison ou dans le cadre d'un defaut, d'un bris ou d'un delai dans l'execution des obligations respectives leur incombant en vertu de la presente convention par tout autre Preteur ou, le cas echeant, l'Emprunteur.

16.6 Indemnisation

     Les Preteurs conviennent d'indemniser l'Agent (dans la mesure ou il n'est pas rembourse par l'Emprunteur) jusqu'a concurrence de leur participation dans les Credits au titre de toutes responsabilites, toutes obligations, toutes pertes, tous dommages, toutes penalites, toutes actions, tous jugements, toutes poursuites, tous frais, tous depens ou tous debours de toute nature ou type que ce soit qui pourraient etre imposes a l'Agent, subis par lui ou adjuges contre lui ayant trait ou decoulant de quelque maniere de ses fonctions d'agent aux termes de la presente convention ou de tout autre document envisage par celle-ci ou de toute action intentee par l'Agent ou qu'il omet d'intenter aux termes de la presente convention ou de tout autre document envisage par celle-ci, sauf qu'aucun Preteur n'est redevable a l'Agent pour toute tranche de ces responsabilites, obligations, pertes, dommages, penalites, actions, jugements, poursuites, frais, depens ou debours resultant de la faute lourde ou de la mauvaise administration deliberee de l'Agent.

16.7 Declaration des Preteurs

     Chaque Preteur declare et garantit a l'Agent qu'en prenant sa decision de conclure la presente convention, il a independamment pris toute mesure qu'il considere necessaire pour evaluer la situation financiere et les affaires de l'Emprunteur et qu'il a effectue une evaluation de credit independante sans s'appuyer sur tout renseignement fourni par l'Agent ou par son entremise; et tant que l'un ou l'autre des Credits demeure en cours, il continuera d'effectuer sa propre evaluation independante de la situation financiere et des affaires de l'Emprunteur.

16.8 Transactions de l'Agent

     Dans le cadre de sa propre participation dans les Credits, l'Agent aura les memes droits, responsabilites et pouvoirs en vertu de la presente convention que s'il n'agissait pas egalement comme Agent. L'Agent pourra, sans avoir a rendre compte et tout comme s'il n'etait pas l'Agent des Preteurs en vertu des presentes, accepter des depots de l'Emprunteur, lui consentir des prets et traiter avec lui ou pour lui toutes affaires de nature bancaire, fiduciaire ou autre; il en sera de meme pour chaque Preteur dans la mesure ou il ne contrevienne pas a une restriction ou une prohibition de cette convention, le cas echeant.

16.9     Remplacement de l'agent

         L'Agent peut resigner ses fonctions en tout temps en donnant un preavis ecrit de trente (30) jours a cet effet aux Preteurs et a l'Emprunteur. Sa resignation ne prend effet qu'a compter de l'acceptation d'un agent le remplacant. A compter de la nomination de son remplacant, l'Agent sera libere de toute obligation future en vertu des presentes dans son role d'agent et son successeur et chacune des autres parties aux presentes auront les memes droits et obligations entre eux que ceux qu'ils auraient eus si ce successeur avait ete une partie aux presentes aux lieu et place de l'Agent resignataire. L'Agent resignataire transferera a son successeur tous les registres que ce dernier pourra raisonnablement exiger afin d'executer ses fonctions.

16.10    Modifications

         Toute condition, tout engagement, toute convention ou toute modalite contenue dans la presente convention ou dans les documents qui seront signes, le cas echeant, conformement aux dispositions du paragraphe 2.8 peut etre modifie avec le consentement de l'Emprunteur et des Preteurs, et cette modification a pour effet de lier l'Emprunteur et les Preteurs, ou il peut etre renonce au respect de celle-ci (soit de maniere generale ou dans un cas particulier et soit de maniere retroactive ou prospective) du consentement unanime des Preteurs.

16.11    Presomption de paiement

         A moins d'avoir recu, un (l) Jour Ouvrable avant la date ou un paiement doit etre effectue, un avis ecrit de l'Emprunteur a l'effet que celui-ci n'effectuera pas tel paiement, l'Agent peut presumer que tel paiement sera effectue et faire remise aux Preteurs, a la date prevue pour le paiement, de la part qui leur revient. Si le paiement prevu n'est pas effectue par l'Emprunteur, les Preteurs devront, immediatement sur demande de l'Agent, rendre a celui-ci ce qui leur a ete ainsi remis, avec interet au taux determine par l'Agent en fonction de ses pratiques bancaires usuelles mais n'excedant pas le taux interbancaire usuel offert pour la vente de depots en Dollars Canadiens ou en Dollars Americains selon le cas.

16.12    Presomption de prestation

         A moins d'avoir recu, un (l) Jour Ouvrable avant la date ou un Preteur doit fournir sa prestation, un avis ecrit de ce Preteur a l'effet que celui-ci n'effectuera pas sa prestation aupres de l'Agent, l'Agent peut presumer que telle prestation sera effectuee et, a la date prevue, donner effet a un tirage de l'Emprunteur pour le plein montant requis. Si la prestation concernee n'est pas effectuee par un Preteur, celui-ci devra immediatement sur demande de l'Agent, rendre ou effectuer sa prestation, avec interet au taux determine par l'Agent en fonction de ses pratiques bancaires usuelles mais n'excedant pas le taux interbancaire usuel offert pour la vente de depots en Dollars Canadiens ou en Dollars Americains selon le cas.

17.-      MODALITES ENTRE LES PRETEURS

17.1      Rang des Suretes

          Les Suretes beneficient aux Preteurs, en proportion de leur Engagement, nonobstant toute priorite d'enregistrement, de publication, de date ou resultant de quelque situation de fait ou de droit que ce soit. Aucun Preteur ne peut requerir ni obtenir pour son seul benefice des garanties ni des suretes additionnelles en vue de garantir l'un ou l'autre des Credits.

17.2      Concertation

          Au cas de defaut de l'Emprunteur et sur toute question requerant leur consentement, les Preteurs conviennent de se concerter quant a toute mesure et toute decision a prendre.

17.3      Au cas de desaccord

          Advenant desaccord entre les Preteurs sur les mesures et les decisions requerant leur consentement respectif, notamment en cas de defaut de l'Emprunteur, un Preteur peut, sans y etre tenu, aviser l'autre Preteur de sa decision de racheter la creance de ce Preteur en vertu des Credits et a defaut par ce Preteur d'aviser dans les cinq (5) Jours Ouvrables le Preteur emetteur de l'avis qu'il entend lui-meme racheter la creance du Preteur emetteur de l'avis et de completer ce rachat dans les trois (3) Jours Ouvrables suivants, il est tenu de vendre sa creance en vertu des Credits au Preteur emetteur de l'avis qui doit completer l'achat et en payer le prix dans les trois (3) Jours Ouvrables suivants. Le rachat d'une creance en vertu de ce paragraphe s'effectue sans escompte ni prime.

18.-      AVIS

18.1      Envoi

          Sauf indication contraire, tout avis qu'une partie doit donner a une autre est donne par ecrit, soit en le livrant, soit en l'expediant par courrier recommande ou en le transmettant par telecopieur a l'adresse mentionnee a la premiere page de cette convention ou a toute autre adresse qui pourrait etre notifiee par une partie a l'autre conformement au present article 18.

18.2      Reception

          Un avis est presume avoir ete recu par son destinataire au moment de sa livraison, s'il est livre un Jour Ouvrable, ou le troisieme (3e) Jour Ouvrable apres sa mise a la poste, s'il est expedie par courrier recommande, ou, lorsque livre ou lorsque transmis par telecopieur, le jour de sa livraison ou de sa transmission, s'il est livre ou transmis a compter de 15h00. Si un mode d'envoi etait interrompu par une greve, un ralentissement de travail, une force majeure ou une autre cause (ou etait menace de l'etre), la partie donnant l'avis doit utiliser un mode d'envoi dont les services ne sont pas interrompus ou elle doit faire livrer l'avis en question, le tout de facon a faire en sorte que l'avis puisse etre recu par son destinataire.

19.-     PERENNITE DES SURETES

         Aucune Surete ni aucun acte constitutif d'une Surete n'est affecte de quelque facon du fait que les Avances en vertu de l'un ou l'autre des Credits fasse l'objet d'un renouvellement, d'une reutilisation ou d'une conversion en vertu de l'un ou l'autre des modes prevus a cette convention ou permis par les Preteurs.

20.-     DOCUMENTS ADDITIONNELS

         Les parties a cette convention s'engagent les unes envers les autres a poser tout acte, faire toute chose, signer et delivrer tous documents necessaires ou utiles pour donner pleinement effet a cette convention ou pour en respecter un engagement immediat ou a terme.

ET LES PARTIES ONT APPOSE LEUR SIGNATURE:

                                  BANQUE NATIONALE DU CANADA, a titre de Preteur

                                  par: /s/ Gilles Martin
                                       -----------------------------------------
                                       Gilles Martin

                                  BANQUE NATIONALE DU CANADA, a titre d'Agent

                                  par: /s/ Pierre Dubreuil
                                       -----------------------------------------
                                       Pierre Dubreuil

                                  SOCIETE GENERALE (CANADA)

                                  par: /s/ Jean-Claude Pepin
                                       -----------------------------------------
                                       Jean-Claude Pepin

                                  et

                                  par: /s/ Gaetan Gauthier
                                       -----------------------------------------
                                       Gaetan Gauthier

                                  INGENIERIE ELECTRO-OPTIQUE EXFO INC.

                                  par: /s/ Germain Lamonde
                                       -----------------------------------------
                                       Germain Lamonde

                                  et

                                  par: /s/ Robert Tremblay
                                       -----------------------------------------
                                       Robert Tremblay

                             DEMANDE D'UTILISATION

(Preciser la date de la demande d'utilisation)

A.   BANQUE NATIONALE DU CANADA
     5800, Boul. des Galeries,
     Bureau 2000
     Quebec, (Quebec)
     G2K 2K7

     (a l'attention du directeur de comptes responsable, nommement designe)

                                       OU

     (DANS LE CAS SEULEMENT DE DEMANDE D'EMISSION DE CREDITS DOCUMENTAIRES OU DE CONTRATS DE CHANGE A TERME)

A.   SOCIETE GENERALE (CANADA)
     401, Grande-Allee est
     Quebec, (Quebec)
     G1R 2J5

     (a l'attention du directeur de comptes responsable, nommement designe)

Nous vous soumettons la demande d'utilisation suivante conformement aux dispositions de la convention de credit intervenue le 6 juillet 1995 entre Banque Nationale du Canada et Societe Generale (Canada) a titre de Preteurs et la soussignee a titre d'Emprunteur (la "Convention de Credit"):

     1. Credit vise par cette demande d'utilisation: (preciser s'il s'agit du Credit A, B ou C)

     2. Nature de la demande: (preciser s'il s'agit d'un tirage d'Avances, d'une conversion d'Avances deja deboursees, de l'emission d'un credit documentaire ou d'un contrat de change a terme)

     3.   (selon le cas) - Montant de l'Avance;

                         - terme souhaite;

                         - mode souhaite de fixation du taux d'interet;

     4.   date effective souhaitee: (preciser)

     5.   (preciser tout autre detail pertinent)

Au meilleur de notre connaissance, la soussignee n'est pas en defaut en vertu de la Convention de Credit.

INGENIERIE ELECTRO-OPTIQUE EXFO INC.
Par:

_______________________________________
Germain Lamonde


_______________________________________
Robert Tremblay

                  CONVENTION DE CESSION ET DE PRISE EN CHARGE


                                     entre




                           SOCIETE GENERALE (CANADA)
                               a titre de Cedant


                                       et



                       BANQUE NATIONALE DE PARIS (CANADA)
                            a titre de Cessionnaire


                                       et


                      EXFO INGENIERIE ELECTRO-OPTIQUE INC.
                              a titre d'Emprunteur


                                       et


                           BANQUE NATIONALE DU CANADA
                                a titre d'Agent




                          En date du 22 decembre 1999

CONVENTION DE CESSION ET DE PRISE EN CHARGE reputee intervenue a Sainte-Foy, province de Quebec, en date du 22 decembre 1999.

ENTRE: SOCIETE GENERALE (CANADA), personne morale regie par la Loi sur les banques, ayant son siege a Montreal et une place d'affaires au 401, Grande Allee est, Quebec, province de Quebec, G1R 2J5, ici representee par monsieur Francis Champigny, directeur principal, et monsieur Real Pare, directeur principal, dument autorises ainsi qu'ils le declarent;

          (A titre de "Cedant")

ET: BANQUE NATIONALE DE PARIS (CANADA)., personne morale regie par la Loi sur les Banques, ayant son siege a Montreal et une place d'affaires au 925, Chemin St-Louis, bureau 350, Quebec, province de Quebec, G1S 1C1, ici representee par madame Diane Lapointe, directeur de credit, et monsieur Bernard Kennepohl, vice-president directeur, dument autorises ainsi qu'ils le declarent;

          (A titre de "Cessionnaire")

ET: EXFO INGENIERIE ELECTRO-OPTIQUE, INC., (anterieurement connue sous la denomination Ingenierie Electro-Optique Exfo Inc.), personne morale constituee en vertu de la Loi canadienne sur les societes par actions, ayant son siege au 465, Avenue Godin, Vanier, province de Quebec, G1M 3G7, ici representee par monsieur Germain Lamonde, president, dument autorise ainsi qu'il le declare;

          (A titre d' "Emprunteur")

ET: BANQUE NATIONALE DU CANADA, service a la syndication (Canada) ici representee par madame Myriam Baudot, directrice principale syndication et madame Martine Coulombe, directrice syndication, dument autorisees ainsi qu'elles le declarent;

          (A titre d' "Agent")

ATTESTE CE QUI SUIT:

     ATTENDU QU'une convention de credit a ete conclue le 6 juillet 1995 (la "Convention de Credit") entre Exfo Ingenierie Electro-Optique Inc. (alors connue sous la denomination

Ingenierie Electro-Optique Exfo Inc.), a titre d'Emprunteur d'une part, et Banque Nationale du Canada et Societe Generale (Canada) a titre de preteurs (les "Preteurs") et Banque Nationale du Canada, a titre d'Agent, aux termes de laquelle une marge de credit d'exploitation de DIX MILLIONS DE DOLLARS
(10 000 000$) et un credit special "Evergreen" de TROIS MILLIONS DE DOLLARS
(3 000 000$) (ces credits etant designes collectivement le "Credit Total") ont ete mis a la disposition de l'Emprunteur;

     ATTENDU QUE Societe Generale (Canada), a titre de Preteur, detient une participation de 6 500 000$ (le "Pret") dans le Credit Total;

     ATTENDU QUE Societe Generale (Canada), en tant que Preteur, desire se prevaloir de ses droits aux termes du paragraphe 15.4 de la Convention de Credit et ainsi vendre, ceder, transporter et transferer en faveur de Banque Nationale de Paris (Canada), a titre de Cessionnaire, la totalite des droits et obligations du Cedant dans le Pret afin que Banque Nationale de Paris (Canada), a titre de Cessionnaire, soit aux droits et aux obligations du Cedant pour la moitie du Credit Total, le tout suivant les conditions enoncees aux presentes.

PAR CONSEQUENT, POUR BONNE ET VALABLE CONSIDERATION, ENTRE LE CEDANT ET LE CESSIONNAIRE, DONT LE CEDANT ACCUSE RECEPTION, LES PARTIES CONTRACTANTES CONVIENNENT DE CE QUI SUIT:

                                   ARTICLE 1

1.1 Integration des definitions se trouvant dans la Convention de Credit. Les expressions et mots utilises dans la presente Convention ou dans tout acte, document ou convention supplementaire ou accessoire aux presentes, a moins d'etre definis autrement dans la presente ou a moins d'incompatibilite avec l'objet ou le contexte, ont la signification qui leur est donnee dans la Convention de Credit.

1.2 Definitions. Les expressions et mots suivants, lorsqu'employes dans la presente Convention ou dans tout acte, document ou convention supplementaire ou accessoire aux presentes, a moins d'incompatibilite avec l'objet ou le contexte, sont definis comme suit:

     1.2.1. "Cedant" designe Societe Generale (Canada) et comprend tout successeur ou cessionnaire autorise de celle-ci;

     1.2.2. "Cessionnaire" designe Banque Nationale de Paris (Canada) et comprend tout successeur ou cessionnaire autorise de celle-ci;

     1.2.3. "Convention de Credit" a le sens qui lui est attribue dans le premier paragraphe du preambule de la presente Convention;

     1.2.4. "Date Effective" designe la date qui est mentionnee a l'annexe 4.1 jointe a la presente Convention;

     1.2.5.    "Documents" a le sens qui lui est attribue au sous-paragraphe
               2.1.2;

     1.2.6. "Documents de Surete" designe a la fois les suretes et les actes constitutifs des suretes afferentes au Credit Total ou a l'un ou l'autre des credits constituant le Credit Total;

     1.2.7. "Elements d'Actif Cedes" renvoie collectivement a tout ce que le Cedant vend, cede, transporte et transfere en faveur du Cessionnaire aux termes du paragraphe 2.1 des presentes;

     1.2.8. "la presente Convention", "les presentes", "aux presentes", "par les presentes", "aux termes de la presente", "des presentes" et autres expressions similaires renvoient collectivement a la presente convention de cession et de prise en charge et comprennent tous et chacun des actes ou documents supplementaires ou accessoires aux presentes ou faits pour parfaire les presentes;

     1.2.9.    "Tranche Cedee" designe 100% du Pret.

1.3. Preambule. Le preambule de la presente Convention en fait partie integrante tout comme s'il y etait enonce au long.

                                   ARTICLE 2

                     VENTE, CESSION, TRANSPORT ET TRANSFERT

2.1 Vente, Cession, Transport et Transfert par le Cedant. Le Cedant vend, cede, transporte et transfere, a la Date Effective, au Cessionnaire qui l'accepte, ce qui suit:

     2.1.1 la Tranche Cedee de meme que tous les droits, titres et interets du Cedant qui en decoulent, y compris, sans limitation, le droit actuel et continu de reclamer, recouvrer et recevoir la Tranche Cedee;

     2.1.2 les charges et autres droits, recours et benefices crees et qui visent a etre crees en faveur du Cedant, que ce soit directement ou a titre de beneficiaire, aux termes de la Convention de Credit, des Documents de Surete et des contrats, conventions, actes et documents afferents (ci-apres designes collectivement les "Documents"), de meme que tous les droits, titres et interets du Cedant aux termes de ces charges, droits, recours et benefices, y compris, sans limitation, le droit actuel et continu de reclamer, recouvrer et recevoir ces charges, droits, recours et benefices;

         2.1.3 tous les avis motives et attestations de conseillers juridiques, ingenieurs, experts et autres professionels emis aux termes des ou par ailleurs envisages par les dispositions des Documents et tous les droits, titres et interets du Cedant eu egard a ces dits avis motives et attestations;

         2.1.4 les produits des polices d'assurance payables au Cedant avant la date des presentes, en ce qui a trait a tout bien ou actif de l'Emprunteur qui est greve aux termes des Suretes creees dans les Documents.

2.2 Prix de Vente. La vente qui intervient aux termes du paragraphe 2.1 constitue la contrepartie du prix de vente etabli par le Cedant et le Cessionnaire et verse par le Cessionnaire au Cedant a la Date Effective. Le Cedant et le Cessionnaire reconnaissent que tous les ajustements doivent etre effectues a la Date Effective a leur entiere satisfaction.

2.3 Absence de Garantie. Sous reserve des declarations faites et des garanties donnees par le Cedant au Cessionnaire aux termes de l'Article 4, la vente intervenue aux termes du paragraphe 2.1 n'est assortie d'aucune autre garantie, legale ou contractuelle, quelle qu'elle soit, le Cessionnaire acceptant les Elements d'Actif Cedes a ses propres risques.

2.4 Prise en charge des Obligations par le Cessionnaire. Le Cedant requiert par les presentes que le Cessionnaire prenne en charge, et le Cessionnaire y consent, a l'exoneration entiere du Cedant, la Tranche Cedee et toutes les autres obligations du Cedant aux termes des Documents et le Cessionnaire convient d'etre lie par tous les termes et conditions des Documents aussi pleinement que s'il avait ete partie contractante initiale a la Convention de Credit et a chacun des Documents de Surete auxquels le Cedant est partie, directement ou par l'entremise de l'Agent, ou a l'egard desquels le Cedant s'est engage ou est tenu responsable, directement ou par l'entremise de l'Agent.

2.5      Acceptation et Reconnaissance par l'Emprunteur. L'Emprunteur:

         2.5.1 consent a et accepte la vente, cession, transport et transfert des Elements d'Actif Cedes effectues par le Cedant en faveur du Cessionnaire aux termes du paragraphe 2.1;

         2.5.2 consent a et accepte la prise en charge par le Cessionnaire de toutes les obligations du Cedant enoncees au paragraphe 2.4, libere le Cedant et lui donne quittance finale a l'egard de telles obligations. Cette liberation et quittance prend effet a la Date Effective;

         2.5.3 reconnait et convient expressement que toutes les sommes d'argent avancees par le Cessionnaire a l'ordre de ou pour le compte de l'Emprunteur en consequence de la prise en charge par le Cessionnaire des obligations du Cedant enoncees au paragraphe 2.4 constituent des Avances aux termes de la Convention de Credit; de plus, le Cessionnaire:

               2.5.3.1 a droit aux benefices des dispositions des Documents tout aussi pleinement que s'il avait ete une partie contractante initalement a la Convention de Credit et a chacun des Documents de Surete; et

               2.5.3.2 peut exercer, en conformite avec les dispositions de la Convention de Credit, tous et chacun des droits de compensation en ce qui a trait a toutes et chacune des sommes dues par l'Emprunteur au Cessionnaire a titre de cessionnaire relativement aux Avances prealablement faites par le Cedant et vendues, cedees, transportees et transferees aux termes des presentes.

     2.5.4     accuse reception de la presente Convention.

2.6  Acceptation et reconnaissance par l'Agent. Par les presentes, l'Agent:

     2.6.1 consent a et accepte la vente, cession, transport et transfert des Elements d'Actif Cedes effectue par le Cedant en faveur du Cessionnaire aux termes du paragraphe 2.1;

     2.6.2 se declare satisfait quant a la forme et au fond de la presente Convention.

2.7 Ratification de la nomination de l'Agent par le Cessionnaire. Le Cessionnnaire ratifie la nomination de l'Agent et autorise irrevocablement l'Agent a prendre toute mesure en sa qualite d'Agent pour son compte et a exercer tous les pouvoirs aux termes des Documents et chacun d'eux qui sont delegues a l'Agent suivant les conditions de ceux-ci de meme que les pouvoirs qui sont raisonnablement incidents a ceux-ci.

2.8 Signature de Documents Supplementaires. Les parties aux presentes conviennent de faire et signer ou voir a ce que soient faits et signes a l'occasion et aussi souvent que requis, tout document ou ecrit et de faire et poser ou voir a ce que soient faits et poses tous autres actes ou choses que l'une quelconque des parties peut raisonnablement demander pour donner effect a la presente Convention ou a toutes autres fins.

                                   ARTICLE 3

                                 LES DOCUMENTS

3.1 Dispositions des Documents s'appliquant au Cessionnaire. Sans nullement restreindre la generalite de toute autre disposition des presentes, l'Emprunteur et Banque Nationale du Canada, en sa qualite d'Agent des Preteurs, reconnaissent, declarent et conviennent expressement par les presentes que toutes les dispositions des Documents relatifs aux Preteurs ou a un Preteur et referant a ceux-ci s'appliquent au Cessionnaire de la meme maniere et dans la meme mesure que si le Cessionnaire avait ete une partie contractante initialement. Par sa signature des presentes, le Cessionnaire accepte le benefice de ce qui precede et reconnait, declare et convient qu'il est lie par toutes les dispositions precitees des Documents et qu'elles s'appliquent a son egard aussi pleinement que s'il avait ete une partie contractante initialement aux Documents.

3.2 Reconnaissances par l'Emprunteur. L'Emprunteur reconnait, declare, convient et confirme expressement que le Cessionnaire, par l'entremise de la designation de l'Agent a titre d'agent des Preteurs dans chacun des Documents de Surete, est, et est reconnu, pour toutes les fins des Documents de Surete comme le beneficiaire et le titulaire des charges y creees pour une somme n'excedant pas la quote-part du Cessionnaire relativement au Credit Total, conjointement avec les Preteurs, aussi pleinement que si le Cessionnaire avait ete une partie contractante initialement a ces Documents de Surete.


                                   ARTICLE 4

                           DECLARATIONS ET GARANTIES

4.1 Declarations et Garanties du Cedant. Le Cedant declare et garantit au Cessionnaire qu'a la Date Effective, avant de donner effet a la presente cession, le Pret du Cedant aux termes de la Convention de Credit et des autres Documents s'etablit comme detaille a l'Annexe 4.1.

4.2 Declarations Relatives aux Cessions Anterieures. Nonobstant les dispositions du paragraphe 2.3, le Cedant declare et garantit au Cessionnaire qu'il n'a pas conclu de vente, de cession, de transport ou de transfert de l'un ou l'autre des Elements d'Actif Cedes ou de l'un ou l'autre de ses droits, titres ou interets vis-a-vis des Elements d'Actif Cedes, ou de toute partie de ceux-ci. Le Cedant declare et garantit egalement qu'il n'a accorde de participations relativement a toute ou partie des Elements d'Actifs Cedes qui seraient encore en vigueur, ni n'a accompli d'actions ni signe de documents qui pourraient empecher le Cessionnaire d'agir aux termes de la presente Convention ou des Documents.

4.3 Absence de Declarations Supplementaires. Sauf stipulation expresse contraire aux presentes, le Cessionnaire confirme que la presente Convention est conclue par lui sans declarations ou garanties de la part du Cedant, de l'Agent ou de l'Emprunteur sur toute question que ce soit, incluant sans limitation, le caractere effectif, la validite, la legalite, l'opposabilite, la conformite ou l'exhaustivite des Documents ou de tout autre document livre aux termes de l'un ou l'autre d'entre eux ou relativement a l'un ou l'autre des termes, engagements et conditions qui s'y trouvent, ni sur la situation financiere, la solvabilite, l'etat ou les affaires, le statut ou la nature de l'Emprunteur. Le Cessionnaire confirme qu'il ne s'est fonde que sur ses propres recherches et analyses relatives a toutes ces questions et autres questions accessoires a la presente Convention et aux Documents et aux operations envisagees dans l'un ou l'autre d'entre eux et aux presentes et le Cessionnaire confirme qu'il ne s'est nullement fonde, de quelque facon que ce soit, ni ne se fondera ulterieurement, sur le Cedant, l'Agent ou l'Emprunteur relativement a l'une ou l'autre de telles questions.

4.4 Declarations du Cessionnaire. Le Cessionnaire declare de plus et garantit qu'en date des presentes i) il est un resident canadien au sens de la Loi de l'Impot sur le Revenu (Canada) et ii) aux termes des lois applicables, aucun d'entre l'Agent, l'Emprunteur ou le Cedant ne sera oblige de retenir des impots relativement a un paiement a etre fait au Cessionnaire.

                                   ARTICLE 5

                                  GENERALITES

5.1 Droits des autres Preteurs non affectes. Rien dans les presentes ne doit etre interprete comme affectant ou diminuant de quelque facon que ce soit l'un ou l'autre des droits, titres, interets, pouvoirs et recours de l'un ou l'autre des Preteurs autres que le Cedant, relativement au Credit Total ou a tous autres droits, titres, interets, pouvoirs et recours que ces autres Preteurs pourraient detenir aux termes des, ou relativement aux Documents ou de tout autre document qui est mentionne dans l'un ou l'autre d'entre eux: de plus, la vente, cession, transport et transfert des Elements d'Actif Cedes qui est effectue aux termes du paragraphe 2.1 que ce soit directement ou indirectement, ne constitue une vente, une cession, un transport ou un transfert de tout droit, titre, interet que l'un ou l'autre des Preteurs pourrait posseder dans l'un ou l'autre des Elements d'Actif Cedes.

5.2 Exemplaires et predominance du francais. La presente Convention peut etre signee en un nombre indetermine d'exemplaires, dont chacun est repute constituer un original, mais dont la totalite des exemplaires distincts constitue un seul et meme document.

5.3 Lois d'application. La presente Convention, son interpretation et son application sont regies par les lois de la province de Quebec et les lois du Canada qui y sont applicables.

5.4 Disjonction. Toute disposition de la presente Convention qui est interdite ou inoperante dans un terriroire quelconque ne produit pas ses effets dans ce territoire dans la mesure de cette interdiction ou de ce caractere inoperant, sans pour autant invalider les dispositions restantes de la presente Convention pour ce qui est de ce terriroire, ni diminuer la validite ou l'applicabilite de cette disposition dans un autre territoire.

5.5 Novation. La presente Convention ne constitue pas un paiement ni n'opere novation de toutes sommes exigibles aux termes de la Convention de Credit et n'a pas pour effet d'indemniser, de compenser, de creer la confusion ou la consolidation de toute dette ou tout element de passif de l'Emprunteur ou de toute personne ou personnes vis-a-vis du Cessionnaire, aux termes de tout acte, garantie, contrat, lettre de change, billet a ordre, lettre de credit, certificat de depot ou autre effet par lequel ces documents peuvent maintenant ou par la suite en tout temps etre representes ou presentes en preuve.

EN FOI DE QUOI, les parties contractantes ont signe la presente Convention a la date mentionnee en premier lieu dans la presente Convention.



                            SOCIETE GENERALE (CANADA)
                            a titre de Cedant


                            Par:/s/ Francis Champigny
                                ----------------------
                                    Francis CHAMPIGNY


                            Par:/s/ Real Pare
                                ----------------------
                                    Real PARE


                            BANQUE NATIONALE DE PARIS (CANADA)
                            a titre de Cessionnaire

                            Par:/s/ Diane Lapointe
                                ----------------------
                                    Diane LAPOINTE


                            Par:/s/ Bernard Kennepohl
                                ----------------------
                                    Bernard KENNEPOHL


                            BANQUE NATIONALE DU CANADA
                            a titre d'Agent


                            Par:/s/ Myriam Baudot
                                ----------------------
                                    Myriam BAUDOT


                            Par:/s/ Martine Coulombe
                                ----------------------
                                    Martine COULOMBE

                            EXFO INGENIERIE ELECTRO-OPTIQUE INC.
                            a titre d'Emprunteur

                            Par:/s/ Germain Lamonde
                                ----------------------
                                    Germain LAMONDE

                                                                      ANNEXE 4.1


POSITION EN DATE DU : 22 DECEMBRE 1999.


----------------------------------------------------------------------------------------------------------------------------------
                                                                       CREDIT A
----------------------------------------------------------------------------------------------------------------------------------
                              AVANCES A TAUX        INTERETS SUR         AVANCES A TAUX      INTERETS SUR        LETTRES DE CREDIT
                              DE BASE CA.           AVANCES A TAUX       DE BASE US.         AVANCES A TAUX      ET GARANTIE US.
                                                    DE BASE CAN                              DE BASE US.
                              ----------------------------------------------------------------------------------------------------
SOCIETE GENERALE (CANADA)     $910 000,00 CAN.      $7 734,98 CAN.       $60 000,00 US.      $377,25 US.         $13 146,90 US.(1)
                                                                                                                    $242,00 US.(2)
                                                                                                                 $12 500,00 US.(3)
                                                                                                                  $1 166,00 US.(4)
                                                                                                                  $2 182,50 US.(5)
                                                                                                                  $8 282,41 US.(6)

SOUS TOTAL                                                                                                       $37 519,81 US.

----------------------------------------------------------------------------------------------------------------------------------

TOTAL DES PRETEURS            $3 000 000,00 CAN.                         $60 000,00 US.                          $75 039,63 US.
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
                                           CREDIT B
-------------------------------------------------------------------
                              UTILISATIONS          FRAIS D'ATTENTE
                              -------------------------------------

SOCIETE GENERALE (CANADA)     $0,00 CAN.              $852,41 CAN.

-------------------------------------------------------------------

TOTAL DES PRETEURS            $0,00 CAN.            $1 704,82 CAN.
-------------------------------------------------------------------



BENEFICIAIRES                                                                           DATES D'ECHEANCE     MONTANT TOTAL
-------------                                                                           ----------------     -------------
(1) INTERNATIONAL TENDERING COMPANY OF CHINA NATIONAL INSTRUMENTS IMPORT AND EXPORT     30 DECEMBRE 1999     $26 293,80 US.
(2) OMAN FIBER OPTIC                                                                    28 FEVRIER 2000         $484,00 US.
(3) EGYPT TELECOM                                                                       20 FEVRIER 2000      $25 000,00 US.
(4) KOREA ELECTRIC POWER (KEPCO)                                                        11 JANVIER 2002       $2 332,00 US.
(5) KOREA ELECTRIC POWER (KEPCO)                                                        12 FEVRIER 2001       $4 365,00 US.
(6) BANCO DE COSTA RICA                                                                 1 MAI 2000           $18 564,83 US.
                                                                                                             --------------
                                                                                                             $75 039,63 US.

TAUX DE CHANGE US. DU 22 DECEMBRE 1999: 1.4765.

PREMIER ADDENDUM A LA CONVENTION DE CREDIT DU 6 JUILLET 1995

ENTRE: BANQUE NATIONALE DU CANADA ("BNC"), ayant son siege a Montreal et une place d'affaires au 5800, Boul, des Galeries, bureau 200, Quebec, province de Quebec, G2K 2K7, ici representee par monsieur Alain Gallichan, directeur de comptes, et madame Sylvie Pelletier, agent de comptes, dument autorises ainsi qu'ils le declarent;

ET: BANQUE NATIONALE DE PARIS (CANADA) ("BNP") personne morale regie par la Loi sur les Banques, ayant son siege social a Montreal et une place d'affaires au 925, Chemin St-Louis, bureau 350, Quebec, province de Quebec, G1S 1C1, ici representee par madame Diane Lapointe, directeur de credit, et monsieur Bernard Kennepohl, vice-president directeur , dument autorises ainsi qu'ils le declarent;

ET: EXFO INGENIERIE ELECTRO-OPTIQUE INC. (anterieurement connue sous la denomination Ingenierie Electro-Optique Exfo Inc.) (l'"Emprunteur"), personne morale constituee en vertu de la Loi canadienne sur les societes par actions, ayant son siege au 465, avenue Godin, Vanier (Quebec), G1M 3G7, ici representee par monsieur Germain Lamonde, president, dument autorise en vertu d'une resolution des administrateurs adoptee en date de ce jour.

ET: BANQUE NATIONALE DU CANADA (a titre d'Agent), ici representee par madame Myriam Baudot, directrice principale Syndication et madame Martine Coulombe, directrice Syndication, dument autorisees ainsi qu'elles le declarent;

--------------------------------------------------------------------------------
APRES AVOIR PREALABLEMENT RAPPELE:

i) QU'une convention de credit est intervenue le 6 juillet 1995 (la "Convention de Credit") entre d'une part BNC et Societe Generale (Canada) a titre Preteurs et l'Emprunteur prevoyant l'octroi a l'Emprunteur d'une marge de credit d'exploitation jusqu'a hauteur de DIX MILLIONS DE DOLLARS (10 000 000$) et d'un credit special "Evergreen" jusqu'a hauteur de TROIS MILLIONS DE DOLLARS (3 000 000$);

ii) QUE BNP est aux droits et obligations de SGC a titre de preteur a la Convention de Credit en vertu d'une convention de cession et de prise en charge intervenue le 21 decembre 1999; et

iii) QUE les Preteurs et l'Emprunteur desirent par ce premier addendum a la Convention de Credit (le "Premier Addendum") apporter certains amendements a la Convention de Credit.

LES PRETEURS ET L'EMPRUNTEUR CONVIENNENT DE CE QUI SUIT:

1.   DISPOSITIONS INTERPRETATIVES

1.1 Sauf derogation expresse ou a moins d'incompatibilite avec le contexte, les mots et les expressions utilises dans ce Premier Addendum ont, lorsque defini dans la Convention de Credit, le sens et la portee que leur donne cette derniere;

1.2  Aucun novation

     Ce Premier Addendum n'opere pas novation de quelqu'obligation des Preteurs ou de l'Emprunteur en vertu de la Convention de Credit;

1.3  Validite des obligations executees

     Aucune disposition de ce Premier Addendum ne doit etre interpretee comme affectant la validite des obligations executees en conformite de la Convention de Credit avant la signature de ce Premier Addendum;

1.4  Preambule

     Le preambule fait partie integrante de ce Premier Addendum.

2.   PROLONGATION DE LA PERIODE DE CONVERSION

2.1  Confirmation

     Suite aux reconductions accordees a l'Emprunteur depuis la signature de la Convention de Credit, la Periode de Conversion expire le 31 decembre 2000. Le paragraphe 1.1.34 de la Convention de Credit est repute amende an consequence.

3.   REDUCTION DU TERME AUTORISE DU CREDIT C

3.1  Modalites

          Advenant que l'Emprunteur se prevale du droit de convertir les Avances en vertu du Credit B en Avances en vertu du Credit C conformement au paragraphe 10.2 de la Convention de Credit, l'echeance que peut alors choisir l'Emprunteur peut etre de un (1) a trois (3) ans au lieu de un
          (1) a cinq (5) ans tel qu'actuellement prevu au paragraphe 10.3. Consequemment, le paragraphe 10.3 est amende pour remplacer, a la neuvieme ligne, le chiffre <<5>> par le chiffre <<3>>, et pour remplacer, a la onzieme ligne, le chiffre <<cinq (5)>> par le chiffre trois <<3>>.

4.        DISPOSITIONS FINALES

4.1       Portee de ce Premier Addendum

     Sous reserve des ajouts et des amendements apportes par ce Premier Addendum ou en decoulant necessairement, toutes les autres dispositions de la Convention de Credit ainsi que les actes constitutifs des Suretes demeurent pleinement en vigueur;

4.2  Engagement a parfaire

     Les parties s'engagent les unes envers les autres a consentir tous les actes et a faire toutes les choses necessaires pour donner pleinement effet aux dispositions de ce Premier Addendum.

ET LES PARTIES APPOSENT LEUR SIGNATURE A CE PREMIER ADDENDUM, REPUTE SIGNE A SAINTE-FOY EN DATE DU 22 DECEMBRE 1999.

BANQUE NATIONALE DU CANADA, a titre de Preteur
Par:

/s/ Alain Gallichan
    ----------------------
    Alain GALLICHAN

/s/ Sylvie Pelletier
    ----------------------
    Sylvie PELLETIER

BANQUE NATIONALE DU CANADA, a titre d'Agent
Par:

/s/ Myriam Baudot
    ----------------------
    Myriam BAUDOT

/s/ Martine Coulombe
    ----------------------
    Martine COULOMBE

BANQUE NATIONALE DE PARIS (CANADA)
Par:

/s/ Diane Lapointe
    ----------------------
    Diane LAPOINTE

/s/ Bernard Kennepohl
    ----------------------
    Bernard KENNEPOHL

EXFO INGENIERIE ELECTRO-OPTIQUE INC.
Par:

/s/ Germain Lamonde
    ----------------------
    Germain LAMONDE

                       [BANQUE NATIONALE DU CANADA LOGO]

                    CREDIT, GARANTIE, HYPOTHEQUE, QUITTANCE
                           ET AUTRES SUJETS CONNEXES

RESOLUTION No 4 DE LA BANQUE NATIONALE DU CANADA, consituee en vertu de la Loi sur les banques, ayant son siege social au 600, rue de La Gauchetiere Quest, Montreal, H3B 4L2.

Extrait du proces-verbal d'une seance du conseil d'administration de la Banque Nationale du Canada, tenue le 28 octobre 1999.

IL EST UNANIMEMENT RESOLU QUE:

1) Les fondes de pouvoir identifies au paragraphe 3 a) et b) puissent agir seuls pour exercer les pouvoirs conferes par le present paragraphe, a condition que la valeur de la transaction initiale soit inferieure a deux cent cinquante mille dollars (250 000$). Lorsque cette valeur est egale ou superieure a deux cent cinquante mille dollars (250 000$), ou encore en l'absence de valeur determinee, deux des fondes de pouvoir identifies au paragraphe 3 a) ou l'un des fondes de pouvoir identifies au paragraphe 3 b) avec un des fondes de pouvoir identifies au paragrahe 3 a) doivent agir conjointement pour engager valablement la Banque.

Par consequent, et selon les regles etablies ci-dessus, les fondes de pouvoir peuvent et ils sont par les presentes autorises, pour et au norm de la Banque Nationale du Canada, a;

     -CONSENTIR, avec ou sans consideration, toute priorite, cession de rang, subrogation, transfert, limitation, liberation, quittance, mainlevee ou radiation d'hypotheque, de droit hypothecaire ou de tout autre droit quelconque, reel ou personnel, mobilier ou immobilier;

     -EFFECTUER des compromis et liberer des debiteurs ou cautions;

     -CONSENTIR, en autant que la Banque est creanciere hypothecaire, a tout acte constitutif de servitudes ou d'autres droits reels ou personnels, a toute declaration de copropriete ainsi qu'a toute subdivision, annulation, redivision, correction de lots ou autre operation cadastrale;

     -ACQUERIR par achat, prise en paiement, ou de toute autre facon, aux charges et conditions jugees appropriees, tout bien meuble ou immeuble en consideration d'une dette due a la Banque;

     -VENDRE OU AUTREMENT ALIENER tout bien meuble ou immeuble acquis par la Banque en paiement d'une dette ou a l'occasion de la realisation de ses garanties, recevoir le prix de telle alienation, aux charges et conditions jugees appropriees et, s'il y a lieu, en donner quittance;

     -INTERVENIR, au nom de la Banque, a toute convention de credit, a tout acte de prets domestiques ou internationaux et a tout document connexe, en association ou non avec d'autres banques ou organismes financiers, de meme qu'a tout acte de cession totale ou partielle par lequel la Banque cede ou acquiert des participations dans les prets de cette nature;

     -INTERVENIR a toute operation sur les prets a risque souverain et sur toute valeur mobiliere s'y rapportant (les titres) et, plus particulierement, mais sans restreindre pour autant la generalite de ce qui precede, a toute convention d'emprunt at de pret de titres, d'echange, de convention de cession, de convention d'achat, de convention de vente, d'option et de convention de participation portant sur des titres;

     -INTERVENIR a toute convention de garantie en faveur d'autres banques ou organismes financiers;

     -POSER tout geste necessaire conformement aux pouvoirs enonces dans la presente resolution, portant specifiquement sur un navire, ses greements, equipements, accessoires, embarcations et toute piece ou partie de ce navire et ce, conformement aux dispositions prevues dans la Loi sur la marine marchande du Canada.

2. L'un des fondes de pouvoir identifies au paragraphe 3 a) et b) soit et il est par les presentes autorise pour et au nom de la Banque Nationale du Canada, a;

     -ETRE PARTIE a un acte hypothecaire garantissant a la Banque le remboursement et l'execution de toute obligation;

     -POSER tout geste necessaire a l'enregistrement ou a la publication des droits emanant de tel document, contrat ou acte, le cas echeant.

                   Confirmation Letter/Lettre de confirmation


     Canadian Securities Registration Systems/Systemes d'Enregistrement des
                             Garanties Canadiennes
               = 180-13571 Commerce Parkway, Richmond, BC V6V 2L1
Authorized Section 427 Bank Act Registrar Bureau d'enregistrement autorise conformement a l'article 427 de la Loi sur les banques.

--------------------------------------------------------------------------------
Martin & Associates                                  2000/02/09  09:15:32 AM PST
Bur 3825. 1 Place Ville-Marie
Montreal, Quebec             Ref/Objet: 00349893; 00349894 Kronstrom Desjardins
H3B 4M6
                                                         Tel/Tel: 1-514-395-0570
Acct# 9006                                         Fax/Telecopie: 1-514-395-0571

--------------------------------------------------------------------------------
Dear Sir / Madam                        Monsieur / Madame

Re: Bank Act Security - Section 427     Objet: GARANTIES DONNEES EN VERTU DE LA
                                        LOI SUR LES BANQUES - ARTICLE 427
We have processed your request(s)       Nous avons donne suite a votre (vos)
and hereby confirm the following        demande(s) et nous vous faisons part des
results: (*see below)                   resultats suivants: (*voir ci-dessous).

--------------------------------------------------------------------------------

TYPE REGISTRATION NAME    ADDRESS             DATE       NUMBER   BANK
TYPE ENREGISTREMENT       ADRESSE             DATE       NUMERO   BANQUE
au nom de
(1) Exfo Ingenierie       465, avenue Godin   2000/02/09 01055562 Banque
    Electro-Optique Inc.  Vanier PQ G1M3G7    09:14 AM            Nationale de
                                              PST                 Paris (Canada)
--------------------------------------------------------------------------------
REFERENCE                              REFERENCE

(1) We have entered the above name(s)  (1) Nous avons ajoute le(s) nom(s)
on our register of notices of          ci-dessus a notre registre de preavis
intention to give security under the   se rapportant aux garanties donnees en
Bank Act in the province of Quebec.    vertu de la Loi sur les banques dans
                                       la province de: Quebec.
(2) A search has been made of the      (2)Nous avons examine a les preavis qui
notices of intention to give security  se rapportent aux garanties donnees en
under the Bank Act registered in the   vertu de la Loi sur les banques et qui
province of Quebec. As at the date     sont enregistres pour la province de:
and time above, our records indicate   Quebec. A la date et a l'heure indiquees
the following.                         ci-dessus.
--------------------------------------------------------------------------------
YOUR SEARCH CRITERIA                   VOTRE CRITERE DE RECHERCHE

Exfo Ingenierie Electro-Optique Inc.   Exfo Ingenierie Electro-Optique Inc.

RETURNS THE FOLLOWING RESULTS:         REVELE LES RESULTATS SUIVANTS:
--------------------------------------------------------------------------------
TYPE REGISTRATION NAME     ADDRESS        DATE        NUMBER    BANK
TYPE ENREGISTREMENT        ADRESSE        DATE        NUMERO    BANQUE
AU NOM DE

(2) Exfo Electro-Optical   465, avenue    1999/12/24  01052275  Banque Nationale
    Engineering Inc.       Godin Vanier   07:27 AM              Du Canada
    Exfo Ingenierie        PQ G1M3G7      PST
    Electro-Optique Inc.
(2) Exfo Engenierie        465, avenue    2000/02/09  01055562  Banque Nationale
    Electro-Optique Inc.   Godin Vanier   09:14 AM              De Paris
                           PQ G1M3G7      PST                   (Canada)
--------------------------------------------------------------------------------

                                 /s/ R. Conconi
                      -----------------------------------
                      For Registrar / Pour le Registraire

We acknowledge receipt of fees    Nous accusons reception des droits prescrits dont les montants
as follows:                       s'etablissent comme suit:
------------------------------------------------------------------------------------------------
 TYPE         FEE        GST       QUANTITY       TOTAL       RECEIPT NO.
 TYPE       TARIF        TPS       QUANTITE       TOTAL       NUMERO DU RECU
------     -------     ------     ----------     -------     ---------------------
 (1)        $8.00       $.00          1            $8.00      00349893 - S-R-RN-O
 (2)        $4.00       $.00          1            $4.00      00349894 - S-R-PS-O
                                                 -------
                                                  $12.00
                                                              GST/TPS #: 125 614362








2 sur 2                                                              00-02-09 12

[BNP LOGO]

             DEMANDE DE CREDIT ET PROMESSE DE DONNER DES GARANTIES
                       EN VERTU DE LA LOI SUR LES BANQUES

Le soussigne demande a la Banque Nationale de Paris (Canada) (Ci-apres nommee la <<banque>>) de lui consentir des prets et avances sur la garantie des biens dont il est actuellement ou pourra devenir proprietaire.

Pour assurer la banque du paiement des sommes qui lui seront dues en vertu de ces prets et avances, le soussigne promet de donner a la banque, en vertu de l'article 427 de la Loi sur les banques, des garanties sur lesdits biens.

Pour les memes fins et aussi a titre de garantie de toute autre obligation du soussigne envers la banque, le soussigne promet de plus qu'il cedera en garantie a la banque les connaissements ou les recepisses d'entrepot relatifs a ces biens.

Sauf entente contraire entre la banque et le soussigne, tous les prets et avances qui seront consentis par la banque au soussigne seront reputes avoir ete consentis sur la foi de la presente promesse.

Les garanties consenties a la banque en execution de la presente promesse s'ajouteront, et ne se substitueront pas, a toute autre garantie detenue par la banque.

Pour les fins des presentes et de toute garantie consentie a la banque en vertu de la Loi sur les banques, la banque est reputee consentir un pret ou une avance si elle accepte une lettre de change payable a terme, si elle paie une telle lettre de change ou fournit les fonds necessaires a cette fin, ou si elle emet une garantie ou promet de toute autre facon d'effectuer un paiement.

Signe a        VANIER                 , ce  17e   jour de      MARS      2000
        -----------------------------      ------         ------------- -------
                  Ville                     Jour               Mois      Annee

             Temoin:                              EXFO INGENIERIE ELECTRO-
                                                       OPTIQUE INC.


Pierre Plamondon                                  /s/ Pierre Plamondon
------------------------------------           ---------------------------------
Nom en lettres moulees et signature                       Signature


Guy Paul Allard                                     /s/ Guy Paul Allard
------------------------------------           ---------------------------------
Nom en lettres moulees et signature                       Signature



                                                                     Page 1 de 1

[BNP LOGO]

_______________________________________________________________________________
             GARANTIE SELON L'ARTICLE 427 DE LA LOI SUR LES BANQUES
_______________________________________________________________________________

Pour bonne et valable consideration, le soussigne cede a la Banque Nationale de Paris (Canada) (ci-apres appelee la <<banque>>) en garantie continue du paiemente de tous les prets en avances consentis ou qui puevent etre consentis par la banque au soussigne et du renouvellement de ces prets et avances ou de leur substitution, ainsi que des interets y afferents, les biens suivants, dont le soussigne est actuellement proprietaire ou peut le devenir(1):

                             DESCRIPTION DES BIENS

Tous les stocks presents et futurs du soussigne et tous les biens presents et futurs servant a l'emballage et a l'expedition de ces stocks, ou que ces stocks et biens puissent se trouver et qui sont actuellement ou peuvent a l'avenir etre a l'endroit ou aux endroits suivants:

                             DESIGNATION DES LIEUX

465, AVENUE GODIN, VANIER, QUEBEC G1M 3G7 - 436, RUE NOLIN, VANIER, QUEBEC, G1M 1E7 ou a tout autre endroit ou en transit.

La presente garantie est donnee selon les dispositions de l'article 427 de la Loi sur les banques, de meme que conformement a la promesse de donner des garanties remise par le soussigne a la banque, le 17 e jour de MARS 2000, et a toute autre promesse de meme nature faite par le soussigne a la banque.

Les biens appartenant actuellement au soussigne et cedes par la presente, sont libres de tout privilege, hypotheque ou charge, sauf les cessions anterieures, s'il en est, a la banque, et le soussigne garantit que les biens dont il pourra devenir acquereur et qui sont par la presente cedes, seront libres de tout privilege, hypotheque ou charge, sauf les cessions anterieures, s'il en est, a la banque.

Signe a Vanier, ce 17 e jour de MARS 2000
        ______     ____         ____ _____
        Ville      Jour         Mois Annee


          Temoin:                          EXFO INGENIERIE ELECTRO-OPTIQUE
                                                       INC.

    Pierre Plamondon                       /s/ Pierre Plamondon
    _________________________________          _________________________________
    Nom en lettres moulees et signature                 Signature


    Guy Paul Allard                        /s/ Guy Paul Allard
    _________________________________          _________________________________
    Nom en lettres moulees et signature                 Signature


_____________

(1) La description des biens et la designation des lieux ou ils sont situes peuvent etre enonces dans une annexe a joindre aux presentes et a faire signer.

_______________________________________________________________________________

                                                                     Page 1 de 1

[LOGO]
            CONVENTION RELATIVE AUX GARANTIES DONNEES PAR LE CLIENT

En consideration de fait que la Banque Nationale de Paris (Canada) la
<<banque>>) consent a faire affaire avec le soussigne EXFO INGENIERIE
ELECTRO-OPTIQUE INC. (le <<client>>), le client convient comme suit:

1. Le client convient avec la banque que les dispositions qui suivent s'appliquent aux garanties consenties ou a etre consenties a la banque par le client en vertu de la Loi sur les banques, et, pour autant que les lois applicables le permettent, a toutes les autres guaranties que le client a consenti ou pourra consentir a la banque.

2. A defaut du paiement par le client de toute somme due par lui a la banque, ou si le client est autrement en defaut envers la banque ou s'il devient insolvable, la banque, sans toutefois y etre tenue, est autorisee a realiser en totalite ou en partie les garanties donnees par le client, a prendre possession et a vendre, en totalite ou en partie, les biens affectes par ces garanties (les <<biens>>). La vente pourra etre faite de la maniere, a l'epoque et a l'endroit que la banque choisira, et ce, sans avis au client (autre qu'un avis requis par la loi), sans formalite et sans obligation d'annoncer ou de vendre aux encheres publiques. La banque aura le choix de l'imputation du produit de la realisation de garanties, et elle pourra deduire de ce produit le montant des frais de realisation des garanties.

3. Dans le cas de vente des biens par le client, en tout ou en partie, le produit de toute vente, y compris les especes, effets de commerce, instruments de paiement et titres remis en contrepartie, de meme que les creances contre les acheteurs appartiendront a la banque a qui ils devront etre verses ou remis et, jusqu'a ce versement ou cette remise, le client les detiendra a titre de fiduciaire et de depositaire pour la banque. L'execution par le client d'une cession ou d'une hypotheque de creances sera censee resulter de la presente convention et ne constituera pas une reconnaissance de la part de la banque que le client a des droits sur ces creances.

4. Si, afin de permettre au client d'entrer en possession des biens, la banque lui remet une des garanties qu'elle detient, il recevra cette garantie et les biens qu'elle vise a titre de fiduciaire et de depositaire pour la banque.

5. Le client doit faire assurer les biens pour leur pleine valeur assurable contre l'incendie et le voi et contre tout autre risque qu'un administrateur prudent protegerait par assurance. La banque est par les presentes designee beneficiaire des indemnites payables en vertu des polices concernant les biens, et le client fera inscrire cette designation sur les polices. Le client remettra a la banque une copie de chaque police; au moins quinze (15) jours avant l'echeance d'une police, le client remettra a la banque une preuve de son renouvellement. A defaut par le client de se conformer a ce qui precede, la banque, sans toutefois y etre tenue, peut faire assurer les biens pour le montant qu'elle jugera a propos, et dans ce cas, les primes payees par la banque seront reputees etre une avance faite au client et remboursable a demande, avec interet au taux preferentiel de la banque, plus trois pour cent (3%).

6. Le client doit acquitter a echeance toute creance pouvant conferer sur les biens des droits prioritaires aux droits de la banque et il doit en fournir la preuve a la banque. La banque peut de temps a autre, aux frais du client, inspecter les biens et les registres comptables et factures du client, et a cette fin, le client doit donner a la banque acces aux lieux ou se trouvent les biens ainsi que ces registres et factures. A la demande de la banque, le client doit, mensuellement, remettre a la banque une declaration de la valeur des biens et fournir a la banque tous autres renseignements demandes par celle-ci au sujet des biens.

--------------------------------------------------------------------------------
CO-108-FQ-0597                                                      Page 1 de 2

CONVENTION RELATIVE AUX GARANTIES DONNEES PAR LE CLIENT
--------------------------------------------------------------------------------

 7. Dans le but de realiser les garanties consenties par le client, la banque peut, sans, mise en demeure, entrer dans les lieux occupes par le client en rapport avec les biens; elle peut les occuper, a l'exclusion de toute autre personne, y compris le client, et s'en servir sans frais jusqu'a ce qu'elle ait dispose des biens. Elle peut nommer un sequestre ou agent aux fins d'exercer les droits accordes a la banque dans cette convention. Ce sequestre ou agent a de plus le droit d'agir au nom du client, et aux frais de celui-ci, pour completer la fabrication des biens, pour les expedier et pour faire toutes choses necessaires a cette fin.

 8. Le client devra signer ou endosser tout document qui, de l'avis de la banque, devrait etre signe ou endosse pour executer la presente convention ou pour completer le titre de la banque sur les biens ou sur leur produit. A cette fin, le client nomme la banque, avec pouvoir de substitution, son mandataire aux fins de signer ou endosser en son nom tout tel document. Ce mandat subsistera nonobstant le deces ou le changement d'etat du client et il ne pourra etre revoque tant que le client restera endette envers la banque.

 9. La banque pourra faire des compromis, transiger ou donner quittance relativement aux garanties, aux biens ou a leur produit.

10. Dans cette convention, les mots <<frais de realisation des garanties>> s'entendent notamment de tous les frais, depenses et honoraires payes ou encourus par la banque pour prendre possession des biens, en faire l'inventaire, les proteger, les conserver, en completer la fabrication et les vendre, ainsi que pour percevoir les creances resultant de la vente de ces biens.

11. Les droits accordes a la banque dans cette convention s'ajoutent aux droits qui lui sont accordes par la loi et par toute autre convention. Ces droits s'etendront a tout successeur de la banque, y compris a une entite ayant succede a la Banque par suite d'une fusion ou autrement.

12. Tout avis au client peut lui etre donne par courrier ordinaire a sa derniere adresse connue de la banque.


Signe a    VANIER             , ce  17e  jour de   MARS       2000
       -----------------------     ----          ----------  -------
               Ville               Jour             Mois      Annee


               Temoin:                  EXFO INGENIERIE ELECTRO-OPTIQUE INC.


      Pierre Plamondon                  /s/   P Plamondon
-----------------------------------     --------------------------------
Nom en lettres moulees et signature               Signature


      Guy Paul Allard                   /s/   Guy Paul Allard
-----------------------------------     ---------------------------------
Nom en lettres moulees et Signature               Signature


--------------------------------------------------------------------------------

                                                                     Page 2 de 2

                            DECLARATION ASSERMENTEE

                                  DU PRESIDENT

                                       DE

                      EXFO INGENIERIE ELECTRO-OPTIQUE INC.

                              (L' <<Emprunteur>>)

EN RAPPORT avec la convention de credit du 6 juillet 1995 et le premier addendum a cette convention de credit intervenu le 22 decembre 1999 (collectivement designes la <<Convention de Credit>>) en vertu de laquelle BANQUE NATIONALE DU CANADA et BANQUE NATIONALE DE PARIS (CANADA) (les <<Preteurs>>) consentent a EXFO Ingenierie electro-optique inc. (l' <<Emprunteur>>) une marge de credit d'exploitation jusqu'a hauteur de DIX MILLIONS DE DOLLARS (10 000 000 $) et un credit special <<evergreen>> jusqu'a hauteur de TROIS MILLIONS DE DOLLARS
(3 000 000 $) (les <<Credits>>), afin de confirmer aux Preteurs certaines questions de fait, je soussigne, GERMAIN LAMONDE, declare ce qui suit sous serment:

1.   Je suis le president de l'Emprunteur;

2. J'ai une connaissance personnelle des transactions, des operations, de l'etat et des affaires de l'Emprunteur;

3. Le siege de l'Emprunteur est situe au 465, avenue Godin, Vanier, province de Quebec, G1M 3G7 et ses seules places d'affaires au Quebec ou ailleurs dans le monde sont entierement et correctement decrites a l'annexe 1 de la presente declaration;

4. Les seuls baux immobiliers auxquels l'Emprunteur est partie sont les suivants et ont trait aux endroits ci-apres mentionnes:

     -Canada:       465, ave Godin, Vanier (Quebec) G1M 3G7
                    436, ave Nolin, Vanier (Quebec) G1M 1E7
                    400, ave Godin, Vanier (Quebec) G1M 2K2

     -Angleterre:   Crown House, 28 Winchester Road, Romsey,
                    Hampshire, S051 8AA

     -Etats-Unis:   Mission Plaza, 1201 Richardson Drive,
                    Richardson, TX 75081

     -Chine:        Suite 18-2, CITIC Building, 19 Jianguomenwai Street,
                    Beijing 100004

     -France:       100, rue Albert Calmette, 78353 Jouy-en-Josas

     -Singapour:    Canada House Business Center, 7 Amoy Street Far East
                    Square, #03-02 Canada house, Singapore 049949.

5.   L'Emprunteur n'est proprietaire d'aucun immeuble;

6. Le schema corporatif du <<Groupe Exfo>> joint comme annexe 2 a la presente declaration est complet et exact en date des presentes;

7. L'Emprunteur vend ses produits et ses services directement a ses clients au Canada ou ailleurs dans le monde, et non par l'intermediaire d'EXFO America, Inc., ni d'EXFO Europe S.A.R.L. ni de quelqu'autre personne morale faisant partie du <<Groupe EXFO>>;

8. L'Emprunteur est toujours proprietaire absolu et sans condition de la propriete intellectuelle utilisee dans l'exploitation de son entreprise, incluant notamment la marque de commerce <<EXFO>>, ainsi que les brevets et les demandes de brevets detailles a l'annexe 3.

ET JE FAIS cette declaration sous serment, la croyant consciencieusement vraie et exacte.

EN FOI DE QUOI, j'ai signe a Vanier, province de Quebec, ce 7e jour de fevrier 2000.

/s/ GERMAIN LAMONDE
--------------------------------------
Germain LAMONDE, president


Declare sous serment devant moi a Vanier, ce 7e jour de fevrier 2000



/s/ GUY PAUL ALLARD
-------------------------------------
Guy Paul Allard,
Avocat

                        GROUPE DE TECHNOLOGIE -- QUEBEC

[BANQUE NATIONALE DU CANADA LOGO]


Quebec, le 28 mars 2000


EXFO INGENIERIE ELECTRO-OPTIQUE INC
465, avenue Godin
Vanier, Quebec
G1M 3G7
A l'attention de Monsieur Germain Lamonde, president

-------------------------------------------------------------------------------

Objet: Renouvellement des credits et offre de financement

-------------------------------------------------------------------------------

Monsieur Lamonde,

Il nous fait plaisir de vous soumettre les termes et conditions de renouvellement sur lesquels la Banque Nationale du Canada renouvelle les credits consentis a Exfo Ingenierie Electro-Optique Inc. <<l'Emprunteur>> par la Banque Nationale du Canada (la <<Banque>>) et la Banque Nationale de Paris (<<BNP>>) (Collectivement les <<Preteurs>>) en vertu d'une convention de credit intervenue entre les Preteurs et l'Emprunteur le 6 juillet 1995 (la <<Convention de Credit>>) et l'Addendum date du 22 decembre 1999

<<A>> $10,000,000  Credit d'exploitation
<<B>> $ 3,000,000  Credit special <<evergreen>>
<   > $ 1,000,000  Marge de credit lettres de credit (nouveau)
<<D>> $   300,000  Financement direct aux employes regime acquisitions actions
                   (majoration)
<<E>> ($1,000,000) Risque de change a l'interieur de credit d'exploitation
                   (majoration)
<<F>> $   350,000  Master card affaires (majoration)

SANS NOVATION

Le present renouvellement est effectue sans novation ni derogation du credit d'exploitation et de tous les droits hypotheques, cautionnements, recours et rangs resultant de la convention de credit du 5 juillet 1995 et de l'addendum du 22 decembre 1999 ainsi que des documents et suretes et des autres ecrits s'y rattachant.

                        150, boulevard Rene-Levesque Est
                        Bureau 1910
                        Quebec (Quebec) G1R 5B1
                        Telecopieur: (418) 523-5721

RENOUVELLEMENT

FACILITE "A" CREDIT D'EXPLOITATION $10,000,000 et FACILITE "B" FINANCEMENT CREDIT SPECIAL EVERGREEN DE $3,000,000 (LES CREDITS A) ET B) SONT SUJETS A SYNDICATION A RAISON DE 50% DU CREDIT TOTAL AVEC LA BANQUE NATIONALE DE PARIS

Suite a la revision du credit d'exploitation consenti en vertu de la convention de credit du 6 juillet 1995 et l'addendum signe le 22 decembre 1999, la Banque offre par les presentes a l'Emprunteur de renouveler lesdits credits aux memes termes et conditions, sous reserve seulement des modifications suivantes:

- l'Emprunteur devra fournir a la satisfaction de la banque une liste des comptes a recevoir de grandes societes ages de 120 jours et moins.

-  pour le credit B):
   But du financement inchange sauf que nous incluons le financement des actions d'entreprises du meme secteur.

REVISION

Les termes et conditions du credit d'exploitation pourront etre revise periodiquement par la Banque, incluant sans limitations, des revisions annuelles dont la prochaine est prevue pour le 31 decembre 2000.

_______________________________________________________________________________

FACILITE "C" MARGE DE CREDIT LETTRES DE CREDIT (NOUVEAU)

-  Considere a l'exterieur du financement d'exploitation.

- 20% du montant des lettres de credit seront ajoutes aux calculs des creances prioritaires.

   LETTRES DE CREDIT COMMERCIAL

   Les lettres de credit commercial emises par la Banque a la demande de l'Emprunteur doivent repondre aux conditions suivantes:

   - l'option de tirage sous forme de lettres de credit commercial pourra etre exercee en tout temps moyennant un preavis de 2 jours ouvrables donne a la Banque;

   - les lettres de credit commercial seront payables __ a vue ou __ a un terme n'excedant pas 90 jours;

   - les lettres de credit commercial payables a vue font partie du montant en principal du present credit pour le montant nominal de celles-ci et deviennent, lors de leur paiement, des avances a taux variable et porteront des lors interet au taux variable enonce au paragraphe intitule "Avances a taux variable";

- les lettres de credit commercial payables a terme font partie du montant en principal du present credit et sur reception par la Banque des documents requis aux termes de toute lettre de credit commercial a terme, le montant nominal de celles-ci sera ajoute au montant des avances a taux variable pour les fins des conditions de financement enoncees ci-apres; lors de son paiement toute lettre de credit commercial a terme deviendra une avance a taux variable et portera des lors interet au taux variable enonce au paragraphe intitule "Avances a taux variable";

- des frais d'emission etablis selon la tarification en vigueur a la Banque sont percus par la Banque a la date d'emission de toute lettre de credit commercial.

FACILITE "D" FINANCEMENT DIRECT AUX EMPLOYES (REGIME ACQUISITIONS ACTIONS)
--------------------------------------------------------------------------

Augmente de $50,000.00 pour se lire $300,000.00

TAUX D'INTERET
--------------

L'Emprunteur utilisera son credit au moyen d'un pret a demande a taux variable comportant un deboursement unique et portant interet a compter du deboursement, jusqu'a parfait paiement, au taux de base canadien de la Banque majore de 0.00% avec interets au meme taux sur toute somme en arrerages.

Les interets seront payables mensuellement le 26e jour de chaque mois.

REMBOURSEMENTS
--------------

L'emprunteur remboursera les interets seulement pendant les cinq (5) premieres annees, par la suite 1/3 du capital sera payable dans la sixieme annee, 1/3 du capital sera payable dans la septieme annee et 1/3 du capital sera payable dans la huitieme annee et ce toujours avec les interets payables mensuellement.

Le pret sera remboursable en tout temps si l'employe perd le statut de personne admissible ou que Exfo Ingenierie Electro-Optique Inc ne detient plus de financement d'exploitation a la Banque.

CONDITIONS PREALABLES AU DEBOURSEMENT DES FONDS (<<FACILITE D>>)
--------------------------------------------------------------

         Avant tout deboursement du present credit, les conditions suivantes devront avoir ete remplies a la satisfaction de la Banque a savoir:

- l'Employe devra avoir remis a la banque les formules suivantes dument completees:

  - Bilan personnel dument signe;

  - Lettre de confirmation de l'octroi du droit de souscrire a des actions indiquant le type de categorie emise par EXFO Ingenierie Electro-Optique Inc;

  - Formulaire d'acceptation de souscription du regime d'achat d'actions de EXFO Ingenierie Electro-Optique Inc dument signe;

  - Cautionnement de Exfo Ingenierie Electro-Optique Inc pour le montant de chaque financement

FACILITE "E" RISQUE DE CHANGE

A l'interieur du credit d'exploitation augmente de $500,000.00 pour se lire $1,000,000

FACILITE "F" MASTER CARD AFFAIRES

Augmente de $100,000.00 pour se lire $350,000.00

________________________________________________________________________________

SURETES

A) et B) inchange sauf:

     --Cautionnement de Nortech Fibronic Inc au montant de $1,000,000 appuye par:

     --Hypotheque mobiliere generale de 1(er) rang sur l'universalite des inventaires presents futurs et creances presentes et futures de Nortech Fibronic Inc au montant de $1,000,000.00 (additionnelle) couvrant le credit A;

     --Cession(s) de priorite de rang de la Caisse Desjardins Les Saules sur les creances et stock jusqu'a concurrence de $1,000,000.00

     --<<General security agreement>> enregistre en Ontario et grevant l'universalite des biens meubles presents et futurs de l'Emprunteur; (a renouveler)

     --A liberer: Cautionnement d'EXFO USA garanti par un <<security agreement>> en vertu de UCC enregistre aux Etats-Unis et grevant l'universalite des comptes a recevoir presents et futurs d'EXFO USA (Filiale non operante)

REPRESENTATIONS ET GARANTIES

L'emprunteur represente et garantie a la Banque que toutes les representations et garanties faites dans la convention de credit et les documents de suretes demeurent vraies et exactes en date de ce jour.

HONORAIRES

L'Emprunteur devra payer a la Banque, lors de l'acceptation des presentes, des honoraires pour etude de dossier au montant de $15,600.00, lesquels sont non remboursables et pourront etre debites du compte-courant de l'Emprunteur.

Maintenons au statut quo des frais d'agent de syndication annuel $5,000.00.

Une convention de reconduction des avances syndiquees Credit A) et B) sera preparee par une firme d'avocat accreditee et mandate par la Banque aux frais de l'Emprunteur, laquelle devra etre signe par les parties.

Tous les honoraires et frais juridiques pour la preparation et la publication des documents de surete et de toute autre documentation y afferente sont a la charge de l'Emprunteur, que le financement soit complete ou non.

La prise des garanties (Canada et Etats Unis) ainsi que la convention de pret sera effectue par une firme d'avocats accreditee et mandatee par la Banque au frais de l'Emprunteur.

ACCES A L'INFORMATION

L'Emprunteur autorise, par les presentes, tout agent de renseignements personnels, institution financiere, creancier, autorite fiscale, employeur ou toute autre personne, incluant tout organisme public, detenant des renseignements relatifs a l'Emprunteur ou a ses biens, notamment des renseignements d'ordre financier ou relativement a tout engagement ou cautionnement de l'Emprunteur, a fournir ces renseignements a la Banque, afin de verifier l'exactitude de toute information fournie ou qui sera fournie subsequemment a la Banque et s'assurer de la solvabilite de l'Emprunteur.

ACCEPTATION

Si la presente offre de renouvellement ainsi que l'offre additionnel vous conviennent, nous vous prions de bien vouloir nous signifier votre accord en nous retournant la copie jointe a cet effet, dument signee et paraphee a chaque page, avant 17H00 heures le 14 avril 2000, a l'attention de Alain Gallichan, Directeur de comptes. Apres cette date, la Banque se reserve le droit d'annuler ou de modifier la presente offre de renouvellement, sans avis.

Veuillez agreer, Monsieur Lamonde, l'expression de nos salutations distinguees.

[FLAG LOGO] BANQUE NATIONALE DU CANADA


/s/ Alain Gallichan                     /s/ Yves Lachance
-------------------------------------   --------------------------------------
Alain Gallichan                         Yves Lachance
Directeur de comptes senior             Directeur de comptes
523-4742

ACCEPTATION

Nous declarons avoir pris connaissance de la presente offre de renouvellement et additionnelle datee du 28 mars 2000 et en acceptons les termes, modalites et conditions.

Signe a ___________________, province de Quebec, ce ___________________.

EXFO INGENIERIE ELECTRO-OPTIQUE INC

Par:_____________________________________  Par:________________________________

          CAUTIONNEMENT
          _____________

     Le(s) soussigne(s) declare(nt) avoir pris connaissance de la presente offre de financement et en etre entierement satisfait(s). Le(s) soussigne(s) convient(nent) de cautionner jusqu'a concurrence du (des) montant(s) stipule(s) dans la section <<Suretes par la (les) cautions(s)>>, solidairement et inconditionnellement toutes les obligations et engagements, presents et futurs, de l'Emprunteur envers la Banque incluant, sans limitation, les obligations et engagements de l'Emprunteur en vertu de ladite offre de financement, le paiement du capital, des interets, des frais et des accessoires et toute autre somme qui pourrait devenir due aux termes de l'offre de financement et des documents de surete, le cas echeant, jusqu'au remboursement complet de toutes sommes dues a la Banque par l'Emprunteur. Le(s) soussigne(s) renonce(nt) aux benefices de discussion et de division et s'engage(nt) a signer toute documentation qui pourrait lui (leur) etre soumise par la Banque dans le but de donner plein effet a son (leur) cautionnement.

Signe en la Ville de ______________, province de __________________, ce
__________________ ieme jour 2000.

NORTECH FIBRONIC INC


___________________________________        __________________________________
Signature                                  Signature